UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

INNSUITES HOSPITALITY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2017 Annual Meeting of Shareholders of InnSuites Hospitality Trust (the “Trust”) will be held at the InnSuites Hospitality Trust corporate offices located at 1730 E. Northern Avenue, Suite 122, Phoenix, Arizona 85020 (phone: 602-944-1500) on Tuesday, January 29, 2018, at 1:00 P.M., local time, for the purpose of considering and acting upon the following matters:

1.	The election of the Trustee named in this proxy statement and recommended by the Board of Trustees to hold office until the 2020 Annual Meeting of Shareholders and until his respective successor shall be duly elected and qualified (listed as Proposal No. 1 on the Proxy Card);

2.	To approve the InnSuites Hospitality Trust 2017 Equity Incentive Plan (listed as Proposal No. 2 on the Proxy Card); and

3.	The transaction of any other business that may properly come before the meeting and any adjournments or postponements thereof.

Shareholders of the Trust of record at the close of business on December 13, 2017 are entitled to vote at the 2017 Annual Meeting of Shareholders and any adjournments or postponements thereof.

By order of the Board of Trustees

/s/ MARC E. BERG
Phoenix, Arizona	Secretary
December 15, 2017

Shareholders are requested to complete, date, sign and return the enclosed Proxy Card in the envelope provided, which requires no postage if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be held on January 29, 2018

The Proxy Statement, Proxy Card and Annual Report on Form 10-K for the fiscal year ended January 31, 2017 are available at our Internet website at www.innsuitestrust.com.

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InnSuites Hotels Centre

1730 E. Northern Avenue, Suite 122

Phoenix, Arizona 85020

PROXY STATEMENT

Proxy Solicitation

The accompanying proxy is solicited by the Board of Trustees of InnSuites Hospitality Trust (“IHT” or “the Trust”) for use at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, January 29, 2018, and any adjournments or postponements thereof. In addition to the solicitation of proxies by mail, our Trustees, officers and regular employees may also solicit the return of proxies by regular or electronic mail, telephone or personal contact, for which they will not receive additional compensation. We will pay all costs of soliciting proxies and will reimburse brokers or other persons holding our Shares of Beneficial Interest (“Shares”) in their names or in the names of their nominees for their reasonable expenses in forwarding proxy materials to the beneficial owners of such Shares.

General Information

Shareholders of record at the close of business on December 13, 2017 (the record date) will be entitled to vote at the Annual Meeting and at any adjournments or postponements thereof. As of that date, there were 9,750,980 Shares issued and outstanding. Each outstanding Share is entitled to one vote on all matters that properly come before the Annual Meeting. A majority of the issued and outstanding Shares must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business.

Shares represented by properly executed proxy cards will be voted in accordance with the specifications made thereon. If no specification is made, proxies will be voted “FOR” the election of the Trustee nominee named herein (Proposal No. 1), “FOR” approval of the InnSuites Hospitality Trust 2017 Equity Incentive Plan (Proposal No. 2) (the “Equity Plan Proposal”), and in the discretion of the persons voting the Shares represented by proxies if any other business properly comes before the meeting. The number of Shares printed on your proxy card(s) represents all your Shares under a particular registration. Receipt of more than one proxy card means that your Shares are registered differently and are in more than one account. To ensure that all of you Shares are voted at the Annual Meeting, sign and return all proxy cards you receive pursuant to the instructions thereon.

The election of the Trustee requires the affirmative vote of the holders of at least a majority of the issued and outstanding Shares entitled to vote present in person or by proxy at the Annual Meeting. Approval of the Equity Plan Proposal requires the affirmative vote of the holders of a majority of the shares cast on the proposal.

Abstentions, but not broker non-votes, will be tabulated in determining the votes present at the Annual Meeting for purposes of determining a quorum. If your Shares are held in street name and you do not provide voting instructions to the brokerage firm that holds your shares, the brokerage firm can, in its discretion, vote your uninstructed Shares only on matters on which it is permitted to exercise authority (“routine” matters). A broker non-vote occurs when a broker, bank or other holder of record holding Shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that particular item, or chooses not to vote, and has not received instructions from the beneficial owner. Brokers may not exercise their discretion to vote uninstructed Shares for the election of the Trustee or the Equity Plan Proposal because these matters are not considered routine. Therefore, if your Shares are to be represented by a broker at the Annual Meeting, you must give specific instructions to your broker for your Shares to be voted on each of the proposals to be voted on at the Annual Meeting.

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Abstentions will have the same effect as votes against the Trustee nominee, as each abstention will be one less vote for the Trustee nominee. Broker non-votes will have no effect on the election of the Trustee. Abstentions will also be treated as a vote against the Equity Plan Proposal. Broker non-votes will have no effect on the Equity Plan Proposal.

This proxy statement and the voting form of proxy will be mailed to our shareholders on or about December 20, 2017. We are also mailing with this proxy statement our Annual Report to Shareholders for the fiscal year ended January 31, 2017 (“fiscal year 2017”).

A proxy may be revoked at any time before a vote is taken or the authority granted is otherwise exercised. Revocation may be accomplished by the execution of a later proxy with regard to the same Shares, by giving notice in writing to our Secretary, or by voting your Shares in person at the Annual Meeting (but your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Representatives of Registrar and Transfer Trust, our transfer agent, will tabulate the votes. A designee from Registrar and Transfer Trust will be responsible for reviewing the vote count at the Annual Meeting as election inspector.

Electronic Access to Future Proxy Materials

If you are a registered shareholder and would like to reduce the costs incurred by us in mailing proxy materials, you may consent to accessing all future shareholder communications (e.g., proxy materials, annual reports and interim communications) over the Internet instead of receiving copies in the mail. If you choose electronic access to future shareholder communications, we will discontinue mailing future shareholder communications to you but you will receive a proxy card in the mail with instructions containing the Internet address to access shareholder communications. If you provide your consent, there is no cost to you for this service other than charges you may incur from your Internet provider, telephone and/or cable Trust. Once you provide your consent, it will remain in effect until you inform us otherwise. If your Shares are held through a bank, broker, trustee or another nominee, check the information provided by that entity for instructions on how to choose to access future shareholder communications over the Internet.

Election of Trustees

(Proposal No. 1 on the Proxy Card)

At the Annual Meeting, one Trustee (Steven S. Robson) will stand for election as a Trustee to a three-year term expiring at the 2020 Annual Meeting of Shareholders and until his respective successor is duly elected and qualified. Mr. Robson has been a Trustee since June 16, 1998. Mr. Robson is standing for re-election at the Annual Meeting as his current term as a Trustee expires at the Annual Meeting.

On December 6, 2017, the Board of Trustees approved a reduction in the total number of Trustees from seven to five effective immediately following the Annual Meeting. We believe that a smaller board is more effective for a company of our size and will operate more efficiently. As a result of the reduction in the number of Trustees, the Governance and Nominating Committee of the Board of Trustees decided not to re-nominate Ms. Barnhill and Ms. Ketcherside as Trustees and their terms as will end immediately following the Annual Meeting.

Unless a shareholder requests that a proxy be voted against Mr. Robson, the sole nominee for Trustee, in accordance with the instructions set forth on the proxy card, Shares represented by proxies solicited hereby will be voted “FOR” the election of Mr. Robson as a Trustee. Mr. Robson has consented to being named in this proxy statement and to serve if elected. Should Mr. Robson subsequently decline or be unable to accept such nomination or to serve as a Trustee, an event that the Board of Trustees does not currently expect, the persons voting the Shares represented by proxies solicited hereby may vote such Shares for a substitute nominee in their discretion.

Our Board of Trustees currently has seven members and is divided into three classes. Effective immediately following the Annual Meeting, the Board of Trustees will be reduced from seven to five members and will be divided into three classes as follows:

●	one Trustee in the class whose term will expire at the 2020 Annual Meeting of Shareholders;

●	two Trustees in the class whose terms will expire at the 2019 Annual Meeting of Shareholders; and

●	two Trustees in the class whose terms will expire at the 2018 Annual Meeting of Shareholders.

Each of the Trustees serves for three years and until his or her successor is duly elected and qualified. The Board of Trustees has determined that Messrs. Chase, Kutasi, and Robson and Ms. Ketcherside, which constitutes a majority of the Board of Trustees, are “independent” as defined by the NYSE American listing standards and the rules of the SEC for the purposes of serving on the Board of Trustees and each committee of which they are members. Messrs. Berg and Wirth and Ms. Barnhill are our executive officers and are not independent. As discussed above, Mss. Barnhill’s and Ketcherside’s respective terms as Trustees will end immediately following the Annual Meeting. Except as described under “Certain Transactions” below, there were no transactions, relationships or arrangements in fiscal year 2017 that required review by the Board for purposes of determining Trustee independence.

We request that all of our Trustees attend our Annual Meetings of Shareholders. All Trustees were present at the 2016 Annual Meeting of Shareholders. All incumbent Trustees attended 100% of the meetings held by the Board of Trustees and the Committees on which the Trustee served during fiscal year 2017. In addition, the independent Trustees meet at least annually in executive session without the presence of non-independent Trustees and management.

Vote Required

The election of the Trustee requires the affirmative vote of the holders of at least a majority of the issued and outstanding Shares entitled to vote present in person or by proxy at the Annual Meeting.

Recommendation the Board of Trustees

Our Board of Trustees recommends that you vote “FOR” the election of Mr. Robson as a Trustee.

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Approval of the Equity Plan Proposal

(Proposal No. 2 on the Proxy Card)

The Trust is requesting that shareholders approve the InnSuites Hospitality Trust 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan was approved by our Board of Trustees on June 19, 2017, subject to approval by the Trust’s shareholders. The purpose of the 2017 Plan is to attract and retain non-employee Trustees, consultants, officers and other key employees of the Trust and to provide those persons with incentives and rewards for superior performance.

The Trust currently grants equity awards under the InnSuites Hospitality 1997 Equity Incentive Plan (the “Prior Plan”). If the 2017 Plan is approved by the Trust’s shareholders, no further awards will be made under the Prior Plan. However, outstanding awards granted under the Prior Plan before shareholder approval of the 2017 Plan will remain outstanding in accordance with their terms.

Key Highlights

The Board of Trustees unanimously recommends that shareholders vote “FOR” the adoption of the 2017 Plan for the following reasons:

●	Key Component of Compensation. Equity awards are a critical element of our compensation program. Equity compensation fosters an employee ownership culture and motivates employees to create shareholder value, because the value employees realize from equity compensation is based on the Trust’s stock performance. Equity compensation also promotes a focus on long-term value creation, because equity compensation awards are subject to vesting and/or performance conditions and generally provide the greatest value to employees when held for longer terms.

●	Alignment. We believe that our long-term incentive compensation program aligns the interests of management, employees and our long-term shareholders to create long-term shareholder value. The 2017 Plan would increase our ability to achieve this objective by allowing for several different forms of equity awards, which we believe will help us to attract, reward, motivate and retain executive talent. If our shareholders approve the 2017 Plan, we believe that the 1,600,000 shares reserved for issuance under the 2017 Plan are likely to be sufficient to continue our equity compensation program for approximately 5 years.

●	Conforms to Best Practices. The 2017 Plan contains a number of features that are designed to further our pay-for-performance philosophy, protect the interests of the Trust and its shareholders, and conform to best practices. For example, the 2017 Plan:

●	Prohibits the repricing of stock options or SARs without shareholder approval, except for adjustments made in connection with certain corporate transactions.

●	Provides that dividends and dividend equivalents on performance-based awards will be paid only on a deferred and contingent basis, subject to achievement of the applicable performance goals.

●	Requires that stock options and SARs granted under the 2017 Plan have an exercise price at least equal to the fair market value of the underlying shares on the date of grant.

●	Does not provide for “liberal share recycling.” That is, the 2017 Plan’s share reserve will not be increased by any shares used to pay the exercise price of a stock option or that are withheld to cover taxes with respect to any award, and the 2017 Plan provides that the full number of common shares subject to a SAR award will be counted against the Plan’s share reserve, regardless of the number of shares used to settle the SAR award upon exercise.

●	Authorizes the Compensation Committee to grant awards that are intended to qualify for the performance-based compensation exemption from the limitation on corporate tax deductions under Section 162(m) of the Internal Revenue Code. Whether the Compensation Committee chooses to grant any awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) is in the Compensation Committee’s discretion, and there is no guarantee that any awards under the 2017 Plan will be deductible for tax purposes. Further, the United States Congress is currently considering tax reform proposals that could have a broad-reaching effect on U.S. tax laws, potentially including the repeal of the performance-based compensation exemption from Section 162(m) and the expansion of Section 162(m) to disallow corporate tax deductions for executive compensation.

●	Imposes a $100,000 limit on the aggregate grant date fair value of any awards that may be granted to any one non-employee Trustee during a single year.

Shareholders are being asked to approve the 2017 Plan to (i) satisfy NYSE American requirements relating to shareholder approval of equity compensation, (ii) authorize the Compensation Committee, in its discretion, to grant awards under the 2017 Plan that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, and (iii) qualify certain stock options authorized under the 2017 Plan for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code.

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Description of the 2017 Plan

The 2017 Plan authorizes the Trust to grant equity-based and cash-based incentive compensation in the form of stock options, stock appreciation rights (or “SARs”), restricted shares, restricted share units, other share-based awards and cash-based awards. The principal features of the 2017 Plan are summarized below. The complete text of the 2017 Plan is attached to this Proxy Statement as Appendix A. The summary below does not purport to be a complete description of the 2017 Plan and is qualified in its entirety by reference to Appendix A.

General Provisions of the 2017 Plan

Plan Limits

The 2017 Plan authorizes the issuance of up to a total of 1,600,000 shares of beneficial interest. As of October 31, 2017 8,560 shares of beneficial interest were available for awards under the Prior Plan. Upon shareholder approval of the 2017 Plan, no further awards will be made under the Prior Plan. All of the shares authorized under the 2017 Plan may be granted with respect to incentive stock options.

The following shares will not count against the number of shares available for awards under the 2017 Plan: (i) shares covered by awards under the 2017 Plan that expire or are forfeited, canceled, surrendered or otherwise terminated without the issuance of shares; (ii) shares covered by awards settled only in cash; (iii) shares tendered in payment of the exercise price of stock options; (iv) shares withheld to satisfy a tax withholding obligation; and (v) shares granted in assumption of, or substitution for, awards granted to individuals who become employees or directors as a result of a merger or similar transaction. With respect to SARs that are settled in shares, the full number of shares subject to such awards will be counted against the number of shares available for awards under the 2017 Plan, regardless of the number of shares used to settle the SAR upon exercise. Moreover, shares that are repurchased by the Trust with stock option proceeds will not be added back to the number of shares available for awards under the 2017 Plan.

The 2017 Plan also imposes various sub-limits on the number of shares of beneficial interest that may be issued to any individual during any calendar year under awards that are intended to qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code. In particular, for any calendar year, the following limits shall apply with respect to awards intended to qualify as performance-based compensation:

●	The maximum number of shares subject to restricted shares, stock options or SARs granted in any calendar year to any one participant shall be 1,200,000 shares.

●	The maximum number of shares that may be issued pursuant to restricted share units or other share-based awards granted in any calendar year to any one participant shall be 1,200,000 shares.

●	The maximum amount of compensation that may be paid under cash-based awards or other share-based awards granted in any calendar year to any one participant shall be $3,000,000, or a number of shares having a fair market value not exceeding that amount.

●	The maximum dividend equivalents that may be paid in any calendar year to any one participant shall be $300,000, or a number of shares having a fair market value not exceeding that amount.

The 2017 Plan also imposes a limit on awards to non-employee Trustees, such that the aggregate grant date fair value (as determined for financial accounting purposes) of all awards that may be granted to any one non-employee Trustee under the 2017 Plan during a year will not exceed $100,000.

Administration of the 2017 Plan.

The 2017 Plan will be administered by the Compensation Committee of the Board of Trustees of the Trust (or such other committee as may be appointed by the Board of Trustees in accordance with applicable laws). The Board of Trustees may reserve to itself any or all of the authority of the Compensation Committee, and the Board of Trustees or the Compensation Committee may delegate any or all of its authority to one or more directors or employees to the extent permitted by applicable laws.

Eligibility for Awards.

The 2017 Plan authorizes the Compensation Committee to make awards to any of our employees, consultants or non-employee Trustees. The selection of participants and the nature and size of awards are within the discretion of the Compensation Committee. Currently as of December 15, 2017, there are approximately 200 employees, zero consultants and 4 independent Trustees who could be eligible to receive awards under the 2017 Plan.

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Term and Amendment.

The 2017 Plan will become effective upon approval by the shareholders of the Trust and will remain in effect until June 18, 2027. If shareholders approve the 2017 Plan, the Prior Plan will be terminated effective on the date of shareholder approval of the 2017 Plan, although outstanding awards granted under the Prior Plan will remain outstanding in accordance with their terms.

The Board of Trustees may amend or terminate the 2017 Plan at any time, provided that the 2017 Plan may not be amended without shareholder approval where required by applicable laws. Generally, the amendment or termination of the 2017 Plan or of any award agreement may not adversely affect in a material way any outstanding award without the consent of the participant holding the award.

Awards Under the 2017 Plan

General.

When an award is granted under the 2017 Plan, the Compensation Committee will establish the terms and conditions of that award. These terms and conditions will be contained in an award agreement and may, for example, require that the participant continue to provide services to the Trust or a related entity for a certain period of time or that the participant meet certain performance objectives during a specified period of time. By accepting an award, a participant will agree to be bound by the terms of the 2017 Plan and the associated award agreement. If there is a conflict between the terms of the 2017 Plan and the terms of an award agreement, the terms of the 2017 Plan will control. The types of awards that may be granted under the 2017 Plan are described below.

Stock Options.

A stock option gives a participant the right to purchase a specified number of shares of beneficial interest and may be an incentive stock option or nonqualified stock option. The price at which a common share may be purchased upon exercise of a stock option, called the “exercise price,” will be determined by the Compensation Committee, but may not be less than the fair market value of a common share on the date the stock option is granted. Generally, “fair market value” will be the closing price of the Trust’s shares of beneficial interest on the date in question. As of November 15, 2017, the fair market value of a share of the Trust’s shares of beneficial interest was $1.61. An option’s exercise price may be paid in any way determined by the Compensation Committee, including payment in cash (or a cash equivalent), a cashless exercise, tendering shares of beneficial interest the participant already owns or a combination thereof. In no event may an option be exercised more than 10 years after the date of grant. A participant who has been granted a stock option will not have any dividend or voting rights in connection with the shares underlying the stock option.

Special provisions apply to any incentive stock options granted under the 2017 Plan. All of the shares available for issuance under the 2017 Plan may be issued pursuant to incentive stock options. Incentive stock options may be granted only to employees. Incentive stock options that become exercisable for the first time in any year cannot relate to shares of beneficial interest having a fair market value (determined on the date of grant) of more than $100,000 per participant. The exercise price of an incentive stock option granted to an employee who owns shares possessing more than 10 percent of the Trust’s voting power (a “10% shareholder”) may not be less than 110 percent of the fair market value of a common share on the date of grant, and an incentive stock option granted to a 10% shareholder will expire no later than 5 years after the date of grant.

Stock Appreciation Rights.

A stock appreciation right gives a participant the right to receive the difference between the SAR’s exercise price and the fair market value of a common share on the date the SAR is exercised. SARs will be settled in (i) cash, (ii) shares of beneficial interest with a value on the settlement date equal to the difference between the fair market value of the shares of beneficial interest and the exercise price, or (iii) a combination of cash and shares of beneficial interest, as determined by the Compensation Committee at the time of grant. The exercise price of a stock appreciation right will be determined by the Compensation Committee, but may not be less than the fair market value of a common share on the date the SAR is granted. A stock appreciation right will be forfeited if the applicable terms and conditions are not met or if it is not exercised before it expires (which may never be later than 10 years after the date of grant). A participant who has been granted a stock appreciation right will not have any dividend or voting rights in connection with the shares underlying the SAR.

Restricted Shares.

Restricted shares consist of shares of beneficial interest that are granted to a participant, but which are subject to certain restrictions on transferability and a risk of forfeiture if certain terms and conditions specified by the Compensation Committee are not met by the end of the restriction period. The restrictions may include time-based and/or performance-based restrictions. Unless otherwise determined by the Compensation Committee, a participant who has been granted restricted shares will have the right to receive dividends on the restricted shares and may vote those shares during the restriction period. However, dividends with respect to performance-based restricted shares will be accumulated until the restricted shares are earned and will not be paid unless applicable performance objectives are satisfied.

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Restricted Share Units.

Restricted share units constitute an agreement to deliver shares of beneficial interest to a participant if certain conditions specified by the Compensation Committee are met by the end of the restriction period. The conditions may include time-based and/or performance-based restrictions. A participant who has been granted restricted share units will not have any dividend or voting rights in connection with the notional shares underlying the restricted share units, but the Compensation Committee may authorize the payment of dividend equivalents. However, dividend equivalents with respect to performance-based restricted share units will be accumulated until the restricted share units are earned and will not be paid unless applicable performance objectives are satisfied. At the end of the restriction period, the restricted share units either will be forfeited or settled, depending on whether or not the applicable terms and conditions have been satisfied. Restricted share units may be settled by (i) issuing one common share for each restricted share unit, (ii) paying the participant cash equal to the fair market value of a common share for each restricted share unit, or (iii) a combination of shares of beneficial interest and cash, as determined by the Compensation Committee at the time of grant.

Other Share-Based Awards.

The Compensation Committee may grant other awards that are valued in whole or in part by reference to, or otherwise based on the fair market value of, shares of beneficial interest. Such other share-based awards shall be subject to terms and conditions specified by the Compensation Committee, which may include time-based and/or performance-based restrictions. The Compensation Committee may authorize the payment of dividend equivalents with respect to other share-based awards. However, such dividend equivalents subject to performance-based restrictions will be accumulated until the other share-based awards are earned and will not be paid unless applicable performance objectives are satisfied.

Cash-Based Awards.

A cash-based award gives a participant the right to receive a specified amount of cash, subject to terms and conditions as determined by the Compensation Committee, which may include time-based and/or performance-based restrictions.

Performance Objectives.

The Compensation Committee may, in its discretion, grant awards under the 2017 Plan that are intended to qualify for the “performance-based compensation” exemption from Section 162(m) of the Internal Revenue Code, to the extent that such an exemption remains available under U.S. federal income tax law. If an award is intended to qualify for the performance-based compensation exemption from Section 162(m) of the Internal Revenue Code, then any performance objectives applicable to that award will be based on specified levels of or growth in one or more of the following criteria, which may be applied with respect to the Trust, any subsidiary or any business unit, or, if applicable, any participant, and which may be measured on an absolute or relative to a peer-group or other market measure basis: profit before income tax; gross profit, operating profit, return on net assets, return on capital employed, economic value added, sales, earnings per share, income before income taxes, net income, return on equity, total shareholder return, market valuation, cash flow and completion of acquisitions. In the case of Awards that are not intended to qualify for the “performance-based compensation” exemption from Section 162(m) of the Internal Revenue Code, the Compensation Committee shall designate performance criteria from among the foregoing or such other business criteria as it shall determine it its sole discretion.

Adjustments to Authorized Shares and Outstanding Awards.

In the event of any equity restructuring, such as a stock dividend, stock split, reverse stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will equitably adjust the number and kind of shares that may be delivered under the 2017 Plan, the individual award limits, and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards, the exercise price, and the grant price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, cause there to be an equitable adjustment such as described in the foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, the Trust will always round down to a whole number of shares subject to any award. Any such adjustment will be made by the Compensation Committee, whose determination will be conclusive.

Prohibition on Repricing.

Except in connection with certain corporate transactions or events or with the approval of shareholders, the 2017 Plan prohibits the amendment of outstanding stock options or SARs to reduce the exercise price of the award, and no stock option or SAR will be cancelled and replaced with another award (including an award having a lower exercise price) or for cash. These provisions of the 2017 Plan are intended to prohibit the repricing of “underwater” stock options or SARs without approval of the Trust’s shareholders.

Effect of a Change in Control.

In the event of a Change in Control (as defined in the 2017 Plan), the Compensation Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the acceleration of the vesting, settlement and/or exercisability of an award; (b) the payment of a cash amount in exchange for the cancellation of an award; (c) the cancellation of stock options and/or SARs without payment therefor if the fair market value of a share on the date of the Change in Control does not exceed the exercise price per share of the applicable award; and/or (d) the issuance of substitute awards that substantially preserve the value, rights and benefits of any affected awards.

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U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to the 2017 Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this proxy statement and does not purport to be a complete description of the U.S. federal income tax laws, which are subject to change from time to time. For example, the U.S. Congress is currently considering tax reform proposals that, if enacted, could have broad-reaching effects on U.S. tax laws, including effects on the tax consequences to participants and the Trust of awards under the Plan.

Incentive Stock Options.

Incentive stock options are intended to qualify for special treatment available under Section 422 of the Internal Revenue Code. A participant who is granted an incentive stock option will not recognize ordinary income at the time of grant, and the Trust will not be entitled to a deduction at that time. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Trust or a subsidiary during the period beginning on the date of grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to permanent and total disability).

If the participant does not sell or otherwise dispose of the shares of beneficial interest acquired upon the exercise of an incentive stock option within two years from the date of grant of the incentive stock option or within one year after he or she receives the shares of beneficial interest, then, upon disposition of such shares of beneficial interest, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain, and the Trust will not be entitled to a corresponding deduction. The participant will generally recognize a capital loss to the extent that the amount recognized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares of beneficial interest in an amount equal to the lesser of (i) the excess of the fair market value of the shares of beneficial interest on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount recognized upon disposition of the shares of beneficial interest over the exercise price, and the Trust will be entitled to a corresponding deduction. Any amount recognized in excess of the value of the shares of beneficial interest on the date of exercise will be capital gain. If the amount recognized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount recognized upon the disposition of the shares of beneficial interest.

The rules described above that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability under current law. The rules affecting the application of the alternative minimum tax under current law are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

Nonqualified Stock Options.

A participant will not recognize ordinary income when a nonqualified stock option is granted, and the Trust will not receive a deduction at that time. When a nonqualified stock option is exercised, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of beneficial interest that the participant purchased over the exercise price he or she paid, and the Trust generally will be entitled to a corresponding deduction.

Stock Appreciation Rights.

A participant will not recognize ordinary income when a stock appreciation right is granted, and the Trust will not receive a deduction at that time. When a stock appreciation right is exercised, the participant will recognize ordinary income equal to the cash and/or the fair market value of shares of beneficial interest the participant receives, and the Trust generally will be entitled to a corresponding deduction.

Restricted Shares.

A participant who has been granted restricted shares will not recognize ordinary income at the time of grant, and the Trust will not be entitled to a deduction at that time, assuming that the underlying shares of beneficial interest are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes and that the participant does not make an election under Section 83(b) of the Internal Revenue Code. Generally, upon the vesting of restricted shares, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of beneficial interest, less any consideration paid for such shares of beneficial interest, and the Trust generally will be entitled to a corresponding deduction. Any gains or losses recognized by the participant upon disposition of the shares of beneficial interest will be treated as capital gains or losses. However, a participant may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted share award equal to the fair market value of the shares of beneficial interest on the date of grant (less any amount paid for the restricted shares) and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, the Trust generally will be entitled to a corresponding deduction in the year of grant.

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Restricted Share Units.

A participant generally will not recognize ordinary income when restricted share units are granted, and the Trust generally will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the restricted share units are settled in an amount equal to the fair market value of the shares of beneficial interest and the cash he or she receives, and the Trust generally will be entitled to a corresponding deduction.

Other Share-Based Awards.

Generally, participants will recognize ordinary income equal to the fair market value of the shares of beneficial interest subject to other share-based awards when they receive the shares of beneficial interest, and the Trust generally will be entitled to a corresponding deduction at that time.

Cash-Based Awards.

Generally, a participant will recognize ordinary income when a cash-based award is settled in an amount equal to the cash he or she receives, and the Trust generally will be entitled to a corresponding deduction at that time.

Miscellaneous.

When a participant sells shares of beneficial interest that he or she has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the shares of beneficial interest for more than one year (or, in the case of a restricted share award, more than one year from the date the restricted shares vested unless the participant made an election pursuant to Section 83(b) of the Internal Revenue Code, described above). If the participant has held the shares of beneficial interest for one year or less, the gain or loss will be a short-term capital gain or loss.

Section 162(m) of the Tax Code.

Under current U.S. federal income tax law, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain “covered employees” of a public Trust. Compensation paid to such a “covered employee” during a year in excess of $1 million that does not qualify for the “performance-based compensation” exemption generally would not be deductible on the Trust’s federal income tax return for that year. Whether the Compensation Committee chooses to grant any awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) is in the Compensation Committee’s discretion, and there is no guarantee that any awards under the 2017 Plan will be deductible for tax purposes. Further, the United States Congress is currently considering tax reform proposals that, if enacted, could repeal the performance-based compensation exemption from Section 162(m) and expand Section 162(m) to disallow corporate tax deductions for executive compensation.

Section 409A of the Tax Code.

In 2004, the Internal Revenue Code was amended to add Section 409A, which created new rules for amounts deferred under nonqualified deferred compensation plans. Section 409A includes a broad definition of nonqualified deferred compensation plans which may extend to various types of awards granted under the 2017 Plan. If an award is subject to, but fails to comply with, Section 409A, the participant would generally be subject to accelerated income taxation, plus a 20% penalty tax and an interest charge. The Trust intends that awards granted under the 2017 Plan will either be exempt from, or will comply with, Section 409A.

Benefits Proposed to be Awarded Under the 2017 Plan.

No benefits or amounts have been granted, awarded or received under the 2017 Plan. The issuance of any awards under the 2017 Plan will be at the discretion of the Compensation Committee. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future as there are many variables the Committee considers in granting equity awards, including compensation of our executive officers compared to peer group compensation, share price at the time the Committee sets executive compensation, and, for payouts under the Long-Term Incentive Plan, performance against predetermined metrics at the time of settlement.

Registration with the SEC

The Trust intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the 2017 Plan with the SEC pursuant to the Securities Act of 1933, as amended, after approval of the 2017 Plan by the Trust’s shareholders.

Required Vote

Approval of the Equity Plan Proposal requires the affirmative vote of the holders of a majority of the shares cast on the proposal.

Recommendation of the Board of Trustees

Our Board of Trustees recommends that you vote “FOR” the approval of the adoption of the Equity Plan Proposal.

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Board of Trustees and Executive Officers

Nominees, Trustees and Executive Officers

The biography of our sole nominee for Trustee, Mr. Robson, each of the Trustees whose terms will continue after the Annual Meeting, and our current executive officers are set forth below. The information concerning our Trustee nominee, continuing Trustees and executive officers set forth below is based in part on information received from the respective Trustee nominee, continuing Trustees and executive officers and in part on our records. The information below sets forth the name, age, term of office, outside directorships and principal business experience for the Trustee nominee, continuing Trustees and executive officers of the Trust and includes the specific experience, qualifications, attributes and skills that led to the conclusion that the Trustee nominee and Trustees should serve on our Board of Trustees, in light of the Trust’s business and structure.

On December 6, 2017, the Board of Trustees approved a reduction in the total number of Trustees from seven to five effective immediately following the Annual Meeting. We believe that a smaller board is more effective for a company of our size and will operate more efficiently. As a result of the reduction in the number of Trustees, the Governance and Nominating Committee of the Board of Trustees decided not to re-nominate Ms. Barnhill and Ms. Ketcherside as Trustees and their terms as will end immediately following the Annual Meeting. If elected, Mr. Robson’s term as a Trustee will expire at the 2020 Annual Meeting of shareholders.

Nominee Whose Term, if Elected, Will Expire in 2020	Age as of Record Date	Principal Occupations During Past Five Years And Directorships Held	Trustee Since

Steven S. Robson(1)(2)(3)(5)	61	Owner of Scott Homes, residential real estate developers.	June 16, 1998
		Mr. Robson has strategic leadership and residential real estate development experience as well as experience in negotiating complex transactions and maintaining mission, vision and values. In addition, Mr. Robson has served on our Board for nearly 20 years.

Trustees Whose Terms Expire in 2019	Age as of Record Date	Principal Occupations During Past Five Years And Directorships Held	Trustee Since

Leslie (Les) T. Kutasi(1)(2)(3)(4)	67

Founder and President of Trend-Tex International, a multi-line textile sales and marketing Trust, since 2000. In 1996, Mr. Kutasi founded Pacesetter Fabrics, LLC, a start-up textile importer and converter, and served as its Chief Executive Officer until 2000. Prior to that, he served as President of California Textile Sales from 1990 to 1996 and Director of Sales of Lorber Industries from 1988 to 1989. Mr. Kutasi has been a member of World Presidents Organization Inc. (WPO Arizona) since 2006.

Mr. Kutasi has more than 35 years of residential real estate and investment experience that is valuable to our Board.

			January 31, 2013

James F. Wirth	71

Chairman and Chief Executive Officer of the Trust since January 30, 1998, also serving as President of the Trust until February 1, 2012. Manager and primary owner (together with his affiliates) of Rare Earth Financial, L.L.C. and affiliated entities, owners and operators of hotels, since 1980.

Mr. Wirth has significant real estate and hotel industry experience and extensive experience with the Trust. He also has a significant investment in our Shares, which we believe provides him with a strong incentive to advance shareholder interests. In addition, Mr. Wirth has served on our Board nearly 20 years.

			January 30, 1998
Trustees Whose Terms Expire in 2018

Marc E. Berg	65

Executive Vice President, Secretary and Treasurer of the Trust since February 10, 1999. Vice President – Acquisitions and Dispositions of the Trust from December 16, 1998 to February 10, 1999. Consultant to InnSuites Hotels since 1989.

Prior to InnSuites, Mr. Berg was a wealth manager at Valley National Bank where his portfolio consisted of over half a billion dollars in equities, bonds and fixed income securities. Mr. Berg also worked at Young, Smith and Peacock, an Investment Banking firm in Public Finance.

Mr. Berg has been qualified as a US Trustee in Chapter 11 cases, a Registered Investment Advisor with the SEC and holds both an MBA (Finance) degree from the WP Carey Business School at Arizona State University as well as a Masters in International Management from the Thunderbird Graduate School of International Management. His undergraduate degree was a BSBA from American University in Washington, D.C.

Mr. Berg has in-depth familiarity with the operations of the Trust and extensive experience in property acquisitions. In addition, Mr. Berg has served on our Board nearly 20 years.

			January 30, 1998

Jessie Ronnie Chase (3)(6)(7)	67

President and owner of Park Avenue Investments, a real estate investment firm, since 2000. From 1993 – 2003, Mr. Chase provided investor and management expertise to InnSuites Hotels, a subsidiary of the Trust.

With over 35 years of real estate investment and hospitality experience, including experience managing a variety of real estate assets, Mr. Chase brings to our Board with wide-ranging and in-depth experience in hotel management companies, technology and operations.

			December 22, 2015

1 Member of the Audit Committee.

2 Member of the Compensation Committee.

3 Member of the Governance and Nominating Committee.

4 Chair of the Audit Committee.

5 Chair of the Compensation Committee.

6 It is anticipated that Mr. Chase will be nominated as the Chair of the Governance and Nominating Committee immediately following the Annual Meeting.

7 It is anticipated that Mr. Chase will be appointed to the Audit Committee immediately following the Annual Meeting.

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Other Executive Officers

Pamela J. Barnhill	President and Chief Operating Officer of the Trust since February 1, 2012. Ms. Barnhill joined the Trust in 2002 as General Manager and progressed with the Trust through roles in revenue management, operations, sales and trademark licensing. Prior to joining the Trust, Ms. Barnhill’s career included roles with Motorola Semiconductor, Franchise Finance Corporation of America (FFCA) and Pittiglio, Rabin, Todd & McGrath (PRTM) Management Consulting. She has served as a Board Member for the Independent Lodging Industry Association since 2011. She earned a Masters of Business Administration (MBA) from Carnegie Mellon University, and a Bachelor of Arts in Economics and Mathematics cum laude with honors from the University of Arizona.

Adam B. Remis, MSIM, CPA, CISA	Chief Financial Officer of the Trust since March 18, 2013. In November 2017, Mr. Remis won the Chief Financial Officer of the Year award from the Financial Executives International (FEI) – Arizona Chapter organization. Mr. Remis has almost 20 years of combined accounting, audit, tax and technology consulting experience. Prior to joining the Trust, Mr. Remis’s career included positions with Deloitte & Touche and Jefferson Wells. Mr. Remis has a Master of Science in Information Management from Arizona State University and a Bachelor of Science degree in Quantitative Economic Decision Sciences from the University of California, San Diego. In February 1997, Mr. Remis became a CPA and was admitted to practice in the State of Arizona. He also holds a Certified Information Systems Auditor (CISA) certification from the Information Systems Audit and Controls Association (ISACA). Mr. Remis has previously served as President of the local Arizona chapter of ISACA and continues to serve as a member of its Board of Trustees. Age: 50.

Ms. Barnhill, our President and Chief Operating Officer, is Mr. Wirth’s daughter. There are no other family relationships that require disclosure pursuant to the SEC’s rules, and none of our Trustees, Trustee nominees or executive officers were nominated, elected or appointed to their positions pursuant to any arrangement or understanding between them and any other person.

Trustee Nominations and Qualifications

The Governance and Nominating Committee expects to identify nominees to serve as our Trustees primarily by accepting and considering the suggestions and nominee recommendations made by members of the Board of Trustees and our management and shareholders. Nominees for Trustees are evaluated based on their character, judgment, independence, financial or business acumen, diversity of experience, ability to represent and act on behalf of all of our shareholders, and the needs of the Board of Trustees. In accordance with its charter, the Governance and Nominating Committee discusses diversity of experience as one of many factors in identifying nominees for Trustee, but does not have a policy of assessing diversity with respect to any particular qualities or attributes. In general, before evaluating any nominee, the Governance and Nominating Committee first determines the need for additional Trustees to fill vacancies or expand the size of the Board of Trustees and the likelihood that a nominee can satisfy the evaluation criteria. The Governance and Nominating Committee would expect to re-nominate incumbent Trustees who have served well on the Board of Trustees and express an interest in continuing to serve. Our Board of Trustees is satisfied that the backgrounds and qualifications of our Trustees, considered as a group, provide a mix of experience, knowledge and abilities that allows our Board to fulfill its responsibilities.

The Governance and Nominating Committee will consider shareholder recommendations for Trustee nominees. A shareholder who wishes to suggest a Trustee nominee for consideration by the Governance and Nominating Committee should send a resume of the nominee’s business experience and background to Ms. Ketcherside, Chairperson of the Governance and Nominating Committee, InnSuites Hospitality Trust, 1730 E. Northern Avenue, Suite 122, Phoenix, Arizona 85020. The mailing envelope and letter must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board of Trustees Nominee.”

Leadership Structure of the Board of Trustees

Mr. Wirth, our Chief Executive Officer, currently serves as Chairman of the Board. Our Second Amended and Restated Declaration of Trust, as amended, provides that the Trustees shall annually elect a Chairman who shall be the principal officer of the Trust. Mr. Wirth has served as Chairman of our Board of Trustees and our Chief Executive Officer since January 30, 1998. Our Board of Trustees has determined that the Trust has been well-served by this structure of combined Chairman and Chief Executive Officer positions and that this structure facilitates strong and clear leadership, with a single person setting the tone of the organization and having the ultimate responsibility for all of the Trust’s operating and strategic functions, thus providing unified leadership and direction for the Board of Trustees and the Trust’s executive management. Our Chairman also has a significant investment in our Shares, which we believe provides him with a strong incentive to advance shareholder interests.

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The Trust does not have a lead independent Trustee, but receives strong leadership from all of its members. Our Board Committees consist of only independent members, and our independent Trustees meet at least annually in executive session without the presence of non-independent Trustees and management. In addition, our Trustees take active and substantial roles in the activities of our Board of Trustees at the full Board meetings. Our Trustees are able to propose items for Board meeting agendas, and the Board’s meetings include time for discussion of items not on the formal agenda. Our Board believes that this open structure, as compared to a system in which there is a designated lead independent trustee, facilitates a greater sense of responsibility among our Trustees and facilitates active and effective oversight by the independent Trustees of the Trust’s operations and strategic initiatives, including any risks.

The Board’s Role in Risk Oversight

Our management devotes significant attention to risk management, and our Board of Trustees is engaged in the oversight of this activity, both at the full Board and at the Board Committee level. The Board’s role in risk oversight does not affect the Board’s leadership structure. However, our Board’s leadership structure supports such risk oversight by combining the Chairman position with the Chief Executive Officer position (the person with primary corporate responsibility for risk management).

Our Board’s role in the Trust’s risk oversight process includes receiving reports from members of senior management on areas of material risk to the Trust, including operational, financial, legal and regulatory and strategic risks. The Board of Trustees requires management to report to the full Board (or an appropriate Committee) on a variety of matters at regular meetings of the Board and on an as-needed basis, including the performance and operations of the Trust and other matters relating to risk management. The Audit Committee also receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. In addition, pursuant to its charter, the Audit Committee is tasked with reviewing with the Trust’s counsel major litigation risks as well as compliance with applicable laws and regulations, discussing with management its procedures for monitoring compliance with the Trust’s code of conduct, and discussing significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. These reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Trust.

Our Board also works to oversee risk through its consideration and authorization of significant matters, such as major strategic, operational, and financial initiatives and its oversight of management’s implementation of those initiatives. The Board periodically reviews with management its strategies, techniques, policies, and procedures designed to manage these risks. Under the overall supervision of our Board, management has implemented a variety of processes, procedures, and controls to address these risks.

Communications with the Board of Trustees

Shareholders and other interested parties who wish to communicate with the Board of Trustees or any individual member thereof may do so by writing to the Secretary, InnSuites Hospitality Trust, 1730 E. Northern Avenue, Suite 122, Phoenix, Arizona 85020. The mailing envelope and letter must contain a clear notation indicating that the enclosed letter is an “Interested Party-Board of Trustees Communication.” The Secretary will review all such correspondence and regularly forward to the Board of Trustees a log and summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Trustees or Committees thereof or that he otherwise determines requires their attention. Trustees may at any time review a log of all correspondence received by us that is addressed to members of the Board of Trustees and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of our accounting department and handled in accordance with procedures established by the Audit Committee for such matters.

Code of Ethics for Senior Financial Officers

We have adopted a Code of Ethics that applies to our Chief Executive Officer and Chief Financial Officer and persons performing similar functions. We have posted our Code of Ethics on our website at www.innsuitestrust.com. We intend to satisfy all SEC and NYSE American disclosure requirements regarding any amendment to, or waiver of, the Code of Ethics relating to our Chief Executive Officer and Chief Financial Officer and persons performing similar functions, by posting such information on our website unless the NYSE American requires a Form 8-K. In addition, we have adopted a Code of Conduct and Ethics that applies to all of our employees, officers and Trustees. It is also available on our website at www.innsuitestrust.com.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Trustees, executive officers and beneficial holders of more than 10% of our Shares to file with the SEC initial reports of ownership and reports of subsequent changes in ownership. The SEC has established specific due dates for these reports, and we are required to disclose in this Proxy Statement any late filings or failures to file.

One Section 16(a) report was inadvertently filed untimely: Mr. Berg’s Form 4 filed on May 17, 2016 reporting a purchase on May 10, 2016.

Based solely on our review of the copies of such forms (and amendments thereto) furnished to us, we believe that all our Trustees, executive officers and holders of more than 10% of the Shares complied with all Section 16(a) filing requirements during the fiscal year ended January 31, 2017, except as set forth above.

Board Committees

The incumbent Trustees attended 100% of the aggregate number of meetings held by the Board of Trustees and the Committees on which the Trustees served during fiscal year 2017. The Board of Trustees met four times during the fiscal year ended January 31, 2017. The independent Trustees meet at least annually in executive session without the presence of non-independent Trustees and management.

Audit Committee

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditors, including reviewing the scope and results of audit and non-audit services. The Audit Committee also reviews internal accounting controls and assesses the independence of our auditors. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of any complaints received by us regarding accounting, internal controls or auditing matters and the confidential, anonymous submission by our employees of any concerns regarding accounting or auditing matters. The Audit Committee has the authority to engage independent counsel and other advisors as it deems necessary to carry out its duties. The Audit Committee met four times during fiscal year 2017.

All members of the Audit Committee are “independent,” as such term is defined by the SEC’s rules and the NYSE American’s listing standards. Immediately following the Annual Meeting, it is anticipated that Mr. Chase will be appointed to the Audit Committee to fill the vacancy left by Ms. Ketcherside, whose term as a Trustee will end immediately following the Annual Meeting. Mr. Chase is “independent” as defined by SEC rules and the NYSE American listing standards. The Board of Trustees has determined that Mr. Kutasi, a member and the chairman of our Audit Committee, qualifies as an “audit committee financial expert” under applicable SEC rules. We have posted our Amended and Restated Audit Committee Charter on our Internet website at www.innsuitestrust.com. Information on our website is not part of this proxy statement.

Audit Committee Report

The Audit Committee of the Board of Trustees has reviewed and discussed the audited financial statements included in the Trust’s Annual Report on Form 10-K for the fiscal years ended January 31, 2017 and 2016 with the management of the Trust. In addition, the Audit Committee has discussed with Hall & Trust Certified Public Accountants and Consultants, Inc. (“Hall & Trust”), the independent registered public accounting firm of the Trust, the matters required to be discussed under Public Trust Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from Hall & Trust required by the applicable requirements of the Public Trust Accounting Oversight Board regarding Hall & Trust’s communications with the Audit Committee concerning independence, and has discussed with Hall & Trust its independence from the Trust, including the compatibility of any non-audit services with Hall & Trust’s independence. The Audit Committee has also pre-approved the fees to be charged to the Trust by its independent auditors for audit services.

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Based on the foregoing, the Audit Committee recommended to the Board of Trustees that such audited financial statements be included in the Trust’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017 that was filed with the Securities and Exchange Commission.

By the Audit Committee of the Board of Trustees:

Les T. Kutasi, Chairman

Steven S. Robson

Cynthia Ketcherside

Compensation Committee

The Compensation Committee has the responsibility of determining the compensation of the Chief Executive Officer and all of our other officers, advising the Board of Trustees on the adoption and administration of employee benefit and compensation plans and administering our 1997 Stock Incentive and Option Plan. A description of the Compensation Committee’s processes and procedures for the consideration and determination of executive officer compensation is included in this proxy statement under “Compensation of Trustees and Executive Officers – Executive Compensation Overview.” The Compensation Committee met twice during the fiscal year ended January 31, 2017.

All members of the Compensation Committee are “independent,” as such term is defined by the SEC’s rules and the NYSE American’s listing standards. We have posted our Amended and Restated Compensation Committee Charter on our Internet website at www.innsuitestrust.com. Information on our website is not part of this proxy statement.

By the Compensation Committee of the Board of Trustees:

Steven S. Robson, Chairman

Les T. Kutasi

Cynthia Ketcherside

Governance and Nominating Committee

The Governance and Nominating Committee has the responsibility of screening and nominating candidates for election as Trustees and recommending Committee members for appointment by the Board of Trustees. See “Board of Trustees and Executive Officers – Trustee Nominations and Qualifications” above for more information on how shareholders can nominate Trustee candidates, as well as information regarding how Trustee candidates are identified and evaluated. The Governance and Nominating Committee also advises the Board of Trustees with respect to governance issues and trusteeship practices, including determining whether Trustee candidates and current Trustees meet the criteria for independence required by the NYSE American and the SEC. The Governance and Nominating Committee met once during the fiscal year ended January 31, 2017.

All members of the Governance and Nominating Committee are “independent,” as such term is defined by the SEC’s rules and NYSE American listing standards. We have posted our Governance and Nominating Committee Charter on our Internet website at www.innsuitestrust.com. Information on our website is not part of this proxy statement.

By the Governance and Nominating Committee of the Board of Trustees:

Cynthia Ketcherside, Chairperson

Les T. Kutasi

Steven S. Robson
Jessie Ronnie Chase

Compensation of Trustees and Executive Officers

The following overview relates to the compensation of our executive officers listed in the Summary Compensation Table set forth below during fiscal year 2017. Our executive officers are James F. Wirth, Chairman of the Board and Chief Executive Officer, Pamela J. Barnhill, President, Chief Operating Officer and Trustee, Marc E. Berg, Executive Vice President, Secretary, Treasurer and Trustee, and Adam B. Remis, Chief Financial Officer (referred to below as our “executive officers”).

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Overview of the Compensation Committee

The Compensation Committee of the Board of Trustees currently consists of three independent Trustees. The Committee sets the principles and strategies that serve to guide the design of the compensation programs for our executive officers. The Committee annually evaluates the performance of our executive officers. Taking into consideration the factors set forth below, the Committee then approves their compensation levels, including any bonuses. The Committee does not use an independent compensation consultant to assist it with its responsibilities. The Committee does consider input from the Chief Executive Officer when determining compensation for the other executive officers.

Compensation Philosophy and Objectives

Under the supervision of the Compensation Committee, we have developed and implemented compensation policies, plans and programs that seek to enhance our ability to recruit and retain qualified management and other personnel. In developing and implementing compensation policies and procedures, the Compensation Committee seeks to provide rewards for the long-term value of an individual’s contribution to the Trust. The Compensation Committee seeks to develop policies and procedures that offer both recurring and non-recurring, and both financial and non-financial, incentives.

Compensation for our executive officers has two main components, salary and bonus, as well as a benefits component. A base salary is a fixed compensation component subject to annual adjustment and review, if appropriate, that is designed to attract, retain, and motivate our executive officers and to align their compensation with market practices. As discussed below, for fiscal year 2017, the bonus component consisted of performance-based cash bonuses, additional discretionary cash bonuses to Mr. Berg for his efforts related to refinances of certain properties, and grants of performance-based stock options that were intended to incentivize the growth of our IBC Hotels segment. Our executive officers did not actually receive any shares pursuant to their stock option grants as we determined that the cost of the stock options would have been too high to the Trust due to required accounting charges and worked with our executive officers to rescind the grants, with all of our executive officers voluntarily surrendering their stock options to the Trust, without any consideration, in fiscal year 2017.

Our compensation program does not rely to any significant extent on broad-based benefits or perquisites. The benefits offered to our executive officers are those that are offered to all of our full-time employees. We do not offer our executive officers any perquisites.

Our management and the Compensation Committee work in a cooperative fashion. Management advises the Compensation Committee on compensation developments, compensation packages and our overall compensation program. The Compensation Committee then reviews, modifies, if necessary, and approves the compensation packages for our executive officers.

Elements of Compensation

In setting the compensation for each executive officer, the Compensation Committee considers (i) the responsibility and authority of each position relative to other positions within the Trust, (ii) the individual performance of each executive officer, (iii) the experience and skills of the executive officer, and (iv) the importance of the executive officer to the Trust.

Base Salary and Discretionary Cash Bonuses

We pay base salaries to our executive officers in order to provide a level of assured compensation reflecting an estimate of the value in the employment market of the executive officer’s skills, the demands of his or her position and the relative size of the Trust. In establishing base salaries for our executive officers, the Compensation Committee considers our overall performance and the performance of each individual executive officer, as well as market forces and other general factors believed to be relevant, including time between salary increases, promotion, expansion of responsibilities, advancement potential, and the execution of special or difficult projects. Additionally, the Compensation Committee takes into account the relative salaries of the executive officers and determines what it believes are appropriate compensation level distinctions among the executive officers, including between the Chief Executive Officer and the Chief Financial Officer and among the other executive officers. Although the Compensation Committee considers our financial performance, there is no specific relationship between achieving or failing to achieve budgeted estimates, the performance of our Shares or our financial performance and the annual salaries determined by the Compensation Committee for any of our executive officers. No specific weight is attributed to any of the factors considered by the Compensation Committee; the Compensation Committee considers all factors and makes a subjective determination based upon the experience of its members and the recommendations of our management.

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Fiscal Year 2017

As Mr. Wirth holds a significant ownership stake in the Trust, the Compensation Committee did not increase his salary or provide him with additional incentives. Based upon a review of Mr. Wirth’s performance and upon the recommendation of the Compensation Committee, for fiscal years 2017 and 2016, Mr. Wirth’s annual base salary remained set at $153,000. The Compensation Committee did not rely on any particular set of financial or non-financial factors, measures or criteria when determining the compensation offered to Mr. Wirth. The Compensation Committee did consider Mr. Wirth’s substantial Share ownership when setting his base salary. During fiscal years in 2017 and 2016, Mr. Wirth voluntarily reduced his salary to $123,577 and $71,538, respectively, in both cases by reducing the number of hours worked per year.

On February 22, 2016, in recognition of their contributions to the Trust and market conditions, the Compensation Committee approved an increase in the annual base salaries of our executives other than Mr. Wirth (individually, an “Executive” and collectively, the “Executives”). The salary increases were effective as of February 1, 2016. Specifically, the Compensation Committee increased Ms. Barnhill’s annual base salary from $120,000 to $150,000, Mr. Berg’s annual base salary from $98,000 to $102,000, and Mr. Remis’s annual base salary from $139,000 to $147,500. These salary increases were the first increases since February 23, 2013 for Ms. Barnhill and March 15, 2008 for Mr. Berg. Mr. Remis’s annual base salary when he started with the Trust was $139,000. During fiscal year 2017 and 2016, Mr. Berg voluntarily reduced his salary to $65,910 and $60,308, respectively, in both cases by reducing the number of hours worked per year.

Fiscal Year 2018

On February 22, 2017, the Compensation Committee approved salary increases for fiscal year 2018 for our executive officers, effective as of February 1, 2017. The Committee increased Ms. Barnhill’s annual base salary from $120,000 to $150,000, Mr. Berg’s annual base salary from $98,000 to $102,000, and Mr. Remis’s annual base salary from $139,000 to $147,500. The Committee approved the increases in recognition of the contributions made to the Trust during fiscal year 2017.

Cash and Equity Bonuses

Fiscal 2017

Fiscal 2017– Short-Term Cash and Equity Bonus Program

To provide incentive to get hotel operations off to a strong start for the then-current fiscal year starting February 1, 2016, on February 22, 2016, the Committee adopted an incentive bonus program for the Executives based on the targeted gross operating profit (i.e., total revenues less operating expenses) of approximately $402,000 and approximately $395,000 (the “Target GOP”) for February 2016 and March 2016, the first two months of the fiscal year, respectively. The program provided that if the Target GOP were achieved or exceeded, each Executive would be entitled to a bonus consisting of cash and Shares of Beneficial Interest of the Trust in the amounts set forth below:

Executive Officer	Cash	Equity
Pamela J. Barnhill	$10,000	10,000 Shares of Beneficial Interest
Marc E. Berg	$2,500	2,500 Shares of Beneficial Interest
Adam B. Remis	$5,000	5,000 Shares of Beneficial Interest

Fiscal 2017– Payouts Under Short-Term Cash and Equity Bonus Program

The Trust met the Target GOP for February 2016 and March 2016 as the GOP was approximately $792,000. The Executives agreed to purchase the stock on the open market and were reimbursed by the Trust. On May 16, 2016, Ms. Barnhill purchased 5,000 Shares of Beneficial Interest at $2.449 and on May 20, 2016, Ms. Barnhill purchased 2,000 Shares of Beneficial Interest at $2.4883 and 3,000 Shares of Beneficial Interest at $2.4999 as described on Forms 4 filed with the Securities Exchange Commission on May 18, 2016 and May 24, 2016, respectively. Mr. Berg purchased 2,500 Shares of Beneficial Interest at $2.49 on May 10, 2016 as described on Form 4 filed with the Securities and Exchange Commission on May 17, 2016. Mr. Remis purchased 5,000 Shares of Beneficial Interest at $2.50 on May 18, 2016 as described on Form 4 filed with the Securities and Exchange Commission on May 18, 2016.

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Fiscal 2017– Full Year Cash and Equity Bonus Program

On February 22, 2016, the Committee also adopted an incentive bonus program for the Executives for the fiscal year ended January 31, 2017 (the “2017 Fiscal Year Bonus Program”). Under the 2017 Fiscal Year Bonus Program, an Executive were to be entitled to receive a bonus consisting of cash and Shares of Beneficial Interest of the Trust up to the maximum amount set forth below upon the achievement by the Executive of performance-based objectives, which included revenue, gross operating profit and strategy for the hotel and IBC/IVH divisions and/or at the discretion of the Committee.

Executive Officer	Cash	Equity
Pamela J. Barnhill	$25,000	10,000 Shares of Beneficial Interest
Marc E. Berg	$5,000	2,500 Shares of Beneficial Interest
Adam B. Remis	$10,000	5,000 Shares of Beneficial Interest

These performance-based objectives were achieved for the period ended April 30, 2016.

Fiscal 2017– Payouts Under Full Year Cash and Equity Bonus Programs

On January 24, 2017, the Compensation Committee exercised negative discretion, based on the Trust’s financial condition and its limited cash flow in fiscal 2017, and the Compensation Committee and the Board of Trustees approved the following payouts for the Executives under the Full Year Cash and Equity Bonus Program. The payouts were accrued as of January 31, 2017 and paid to the Executives in February 2017.

Executive	Cash	Equity
Pamela J. Barnhill	$5,000	3,000 Shares of Beneficial Interest
Marc E. Berg	$1,000	750 Shares of Beneficial Interest
Adam B. Remis	$2,000	1,500 Shares of Beneficial Interest

Fiscal 2018

Fiscal 2018– Short-Term Cash and Equity Bonus Program

On January 24, 2017, the Compensation Committee and the Board, with the advice of Mr. Wirth, our Chairman and Chief Executive Officer, authorized the following additional bonuses for the Executives, up to the maximum amounts listed below, which may be earned based on the growth and financial developments of IBC Hotels during the period from February 1, 2017 through May 31, 2017 and the Trust’s cash availability, with such bonuses, if any, to be paid before January 31, 2018.

Executive	Cash	Equity
Pamela J. Barnhill	$5,000	3,000 Shares of Beneficial Interest
Marc E. Berg	$1,000	750 Shares of Beneficial Interest
Adam B. Remis	$2,000	1,500 Shares of Beneficial Interest

In addition, the Compensation Committee and the Board, with the advice from Mr. Wirth, our Chairman and Chief Executive Officer, also authorized the following bonuses for the Executives, up to the maximum amounts listed below, which may be earned based on the IBC Hotels division growth and financial developments during the period from June 1, 2017 through December 31, 2017 and the Trust’s cash availability, with such bonuses, if any, to be paid before January 31, 2018.

Executive	Cash	Equity
Pamela J. Barnhill	$10,000	4,000 Shares of Beneficial Interest
Marc E. Berg	$2,000	1,000 Shares of Beneficial Interest
Adam B. Remis	$4,000	2,000 Shares of Beneficial Interest

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Fiscal 2018– Full Year Cash and Equity Bonus Program

On January 24, 2017, the Compensation Committee also adopted an incentive bonus program for the Executives for the full fiscal year ending January 31, 2018 (the “2018 Fiscal Year Bonus Program”). Under the 2018 Fiscal Year Bonus Program, an Executive will be entitled to receive a bonus consisting of cash and Shares of Beneficial Interest of the Trust, up to the maximum amounts set forth below, upon the achievement by the Executive of performance-based objectives which included exceeding budget by at least 5% for hotel revenues, hotel gross operating profits, IBC Hotels division revenues and IBC Hotels division profits.

Executive	Cash	Equity
Pamela J. Barnhill	$25,000	10,000 Shares of Beneficial Interest
Marc E. Berg	$5,000	2,500 Shares of Beneficial Interest
Adam B. Remis	$10,000	5,000 Shares of Beneficial Interest

Fiscal 2018-2019–IBC Bonuses

IBC Hotels Inc., a wholly owned subsidiary of the Trust, plans to explore financial and strategic options for the subsidiary and has engaged an investment banker to assist. There is no assurance that any transaction will be completed.

In the event of the sale, capital infusion, or a liquidity event involving substantially all the stock and/or assets of IBC, our technology division, by January 31, 2019, at the meetings held on January 24, 2017, the Compensation Committee and the Board of Trustees authorized payment of the following bonuses (“IBC Bonuses”) to the Executives:

●	Ms. Barnhill will be entitled to receive an amount equal to 10% of the gross sale or transfer price over and above the initial value of IBC of $3,000,000 (the “Starting Value”) or 10% of the capital raised.

●	Mr. Berg will be entitled to receive a bonus of 10% of the amount paid to Ms. Barnhill.

●	Mr. Remis will be entitled to receive a bonus of 25% of the amount paid to Ms. Barnhill or similar amount. The Compensation Committee has expressly reserved the right to award to Mr. Remis an amount in the range of 20% to 40% of the amount paid to Ms. Barnhill.

In addition, if Ms. Barnhill procures the purchaser or investor for IBC or otherwise is a key contributor in the sale of IBC, Ms. Barnhill will be entitled to an additional IBC Bonus of 3% of the gross sale. Pursuant to the IBC Bonus Agreement, Ms. Barnhill is required to identify in writing to Mr. Wirth, or Chairman and Chief Executive Officer, the purchasers induced by her to make an offer to IBC prior to due diligence. For those purchasers or investors for whom Ms. Barnhill asserts she is a key contributor, Ms. Barnhill is similarly required to state in writing to Mr. Wirth, our Chairman and Chief Executive Officer, prior to the Closing Date that she is a key contributor.

Pursuant to the IBC Bonus Agreement, (i) upon completion of any cash transaction, IBC are payable to the Executives in a cash lump sum; (ii) IBC Bonuses are payable in stock if the sale is an exchange for stock; and (iii) IBC Bonuses are payable as a combination of cash and stock in the event of a sale or liquidity event involving both cash and stock, with the configuration of such combination to be in the reasonable discretion of Ms. Barnhill (with Barnhill deciding for all Executives).

Subject to the terms of their bonus agreement, the Executives will be entitled to receive IBC Bonuses if the Executives remain in the continuous employ of the Trust until the date of consummation of a sale, capital infusion and/or liquidity event (the “Closing Date”) and (ii) such sale, capital infusion and/or liquidity event occurs prior to the IBC Bonus program termination date of January 31, 2019. If an Executive’s employment with the Trust terminates without cause prior to the Closing Date and/or a sale or liquidity event does not occur before January 31, 2019, the Executive will not be entitled to receive an IBC Bonus.

Under the IBC bonus agreement, “termination without cause” means termination by the Trust other than because of: (i) willful refusal by the Executive to follow lawful directives of the President the Company or the Board of Trustees, which are consistent with the scope and nature of the Executive’s duties and responsibilities; (ii) the Executive’s conviction of, or plea of guilty or nolo contendere to, a felony or of any crime involving moral turpitude, fraud or embezzlement; (iii) the Executive’s gross negligence or willful misconduct resulting in a material loss to the Trust or any of its subsidiaries, or material damage to the reputation of the Trust or any of its subsidiaries; (iv) any material breach by the Executive of any one or more of the covenants contained in any proprietary interest protection, confidentiality, non-competition or non-solicitation agreement with the Trust; or (v) any violation of any statutory or common law duty of loyalty to the Trust or any of its subsidiaries.

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The Executive’s IBC Bonus is subject to a clawback if the Executive fails to disclose any prior business dealings or relationships with the acquiring entity of IBC. This provision is intended to prevent the Executives from self-dealing or undermining the value of IBC.

No bonuses have been paid under the IBC bonus agreement.

Performance-Based Cash Bonuses

Fiscal 2017 - Performance-Based Cash Bonuses

Our executive officers are eligible to receive cash bonuses under the General Manager Bonus Plan equal to 15% of the aggregate cash bonuses received by the general managers of all of our hotels, regardless of region. The general managers receive a bonus based on the achievement of budgeted gross operating profit (total revenues less operating expenses) (“GOP”) at their hotel on a quarterly and annual basis. Under the plan, if the hotel’s actual quarterly and annual GOP exceeds the budgeted GOP, each general manager is eligible for a potential maximum annual bonus of $20,000, consisting of a potential maximum quarterly bonus of $2,000 per quarter and a potential maximum year-end bonus of $12,000, a potential maximum year-end bonus of $12,000, a risk management bonus of $1,000 and a discretionary excellent property score inspection from Best Western of $1,000.”

Quarterly General Manager GOP Bonus Potential:

Percentage of Budgeted Quarterly GOP Achieved	Cash Bonus
Less than 95%	$0
95%	$500
98%	$1,000
102%	$1,500
106% or more	$2,000

Year-End General Manager GOP Bonus Potential:

Percentage of Budgeted Annual GOP Achieved	Cash Bonus
Less than 95%	$0
95%	$1,000
98%	$2,000
102%	$5,000
106%	$9,000
108% or more	$12,000

In fiscal year 2017, each of our executive officers received an annual cash bonus equal to 15% of the aggregate cash bonuses received by the general managers of all of our hotels, regardless of region. The general manager aggregate cash bonuses for fiscal year 2017 were as follows:

Period	GM Aggregate Cash Bonus

First Quarter	$6,500
Second Quarter	$4,000
Third Quarter	$3,900
Fourth Quarter	$3,500
Year End	$25,000

Accordingly, each of our executive officers received a cash bonus of $6,435 for fiscal year 2016 but $4,275 was paid during fiscal year 2017 to each officer.

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Fiscal Year 2016 – Performance-Based Stock Options

Effective February 5, 2015, our Board of Trustees adopted, subject to shareholder approval, the InnSuites Hospitality Trust 2015 Equity Incentive Plan (the “2015 Plan”), under which up to 1,600,000 Shares of Beneficial Interest of the Trust were authorized to be issued pursuant to grants of stock options and other awards. The purpose of the 2015 Plan and the awards described below was to promote the interests of the Trust and its shareholders by providing certain employees and members of the Board of Trustees, who are largely responsible for the management and growth of the subsidiary of the Trust, IBC Hotels, LLC (“IBC Hotels”), with incentives and rewards to encourage them to continue in the service of the Trust.

Our executive officers did not actually receive any shares pursuant to the stock option grants described below, as we determined that the cost of the stock options would have been too high to the Trust due to required accounting charges and worked with our executive officers to rescind the grants, with all of our executive officers voluntarily surrendering their stock options to the Trust, without any consideration, in fiscal year 2017.

On February 5, 2015, pursuant to the 2015 Plan, our Board of Trustees granted to Ms. Barnhill four-year options to purchase 1,000,000 Shares of Beneficial Interest of the Trust at an exercise price of $3.50 per Share, which were to be exercisable to the extent the options vested and GAAP pre-tax profits of IBC Hotels were greater than or equal to the performance objectives described in Ms. Barnhill’s stock option agreement and set forth below. The Compensation Committee determined to grant these options to Ms. Barnhill as she was leading our IBC Hotels efforts and if our stock price significantly exceeded the exercise price, we believed that it would be based on the IBC Hotels success. The options were to vest in one-third installments on May 17, 2016, February 5, 2017 and February 5, 2018, subject to the achievement of performance objectives of the GAAP pre-tax profits of IBC Hotels being equal to or in excess of $60,000 for the fiscal year ended January 31, 2016, $200,000 for the fiscal year ending January 31, 2017, and $400,000 for the fiscal year ending January 31, 2018. The options were subject to shareholder approval of the 2015 Plan.

On April 24, 2015, pursuant to the 2015 Plan, our Board of Trustees granted to each of Mr. Wirth, Mr. Berg, and Mr. Remis four-year options to purchase of 60,000 Shares of Beneficial Interest of the Trust at an exercise price of $3.50 per Share, which were to be exercisable to the extent the options vested and GAAP pre-tax profits of IBC Hotels were greater than or equal to the performance objectives described above and in the respective stock option agreements. The Compensation Committee based the number of options granted to each of these executive officers on the combination of their length of employment with us and their direct involvement in IBC Hotels. These options had the same terms as Ms. Barnhill’s option described above and were subject to shareholder approval of the 2015 Plan.

The 2015 Plan was terminated and not presented for shareholder approval, as we determined that the cost of the stock options would have been too high to the Trust due to required accounting charges, and all the option awards described above were cancelled, as described above.

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life insurance and a 401(k) plan. We also have a mandatory matching contribution for our 401(k) plan. We do not have a pension plan. Our executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as our other employees.

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Fiscal Year 2017 Summary Compensation Table

The table below shows individual compensation information paid to our executive officers for our fiscal years ended January 31, 2017 and 2016:

Name and	Fiscal Year Ending	Salary	Discretionary Bonus	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Principal Position(1)	Jan. 31,	($)	($) (4) (5)	($) (6)	($)(1) (2)(3)	($)

James F. Wirth,	2016	71,538	0	6,435	9,728	87,701
Chief Executive Officer	2017	123,577	0	5,720	4,589	133,886

Adam B. Remis,	2016	139,000	0	6,435	500	145,935
Chief Financial Officer	2017	147,500	33,320	5,720	500	187,040

Marc E. Berg,	2016	60,308	28,750	6,435	7,500	102,993
Executive Vice President	2017	65,910	19,910	5,720	1,200	92,740

Pamela J. Barnhill,	2016	120,000	0	6,435	7,455	133,890
Vice Chairperson, President and Chief Operating Officer	2017	150,000	50,800	5,720	9,131	215,651

(1) Matching contributions made under our 401(k) plan to our executive officers with a maximum of $500 per calendar year are included in all other compensation.

(2) Ms. Barnhill and Mr. Wirth were the account name holder for the Trust’s corporate purchase cards as described in the “Certain Transactions – Guarantees” section below. The corporate purchase cards provide American Express Membership Rewards to Ms. Barnhill and Mr. Wirth. For the fiscal years ended January 31, 2017 and 2016, Ms. Barnhill received 696,811 and 324,463 American Express Membership Rewards, respectively, with an estimated value of $6,968 and $3,245 respectively, which amounts are included in all other compensation. For the fiscal years ended January 31, 2017 and 2016, Mr. Wirth received 458,939 and 97,278 American Express Membership Rewards, respectively, with an estimated value of $4,589 and $9,728 respectively, which amounts are included in all other compensation.

(3) In addition to the employer 401(k) match provided to all eligible Trust employees, Mr. Berg through his Berg Investment Advisors Trust was compensated $10,000 for additional consultative services rendered by Mr. Marc Berg, the Trust’s Executive Vice President of which $7,000 was paid during fiscal year 2015 and $3,000 was paid during fiscal year 2016.

(4) During the fiscal year ended January 31, 2017, Mr. Remis received $9,500 discretionary bonus approved by the Compensation Committee for additional professional services rendered over and beyond his normal scope of duties.

(5) During the fiscal year ended January 31, 2017, Ms. Barnhill, Mr. Berg and Mr. Remis received a discretionary bonus of $10,000, $2,500 and $5,000 respectively and issuance of 10,000, 2,500 and 5,000 shares of beneficial interest valued at $2.50 per share which was paid to each Executive prior to January 31, 2017. In addition, for the fiscal year ended January 31, 2017, Ms. Barnhill, Mr. Berg and Mr. Remis received a discretionary bonus of $3,000, $750 and $1,500 respectively and issuance of 5,000, 1,000 and 2,000 shares of beneficial interest valued at $2.16 per share which has been accrued and wasn’t paid as of January 31, 2017.

(6) During the fiscal year ended January 31, 2017 and 2016, Mr. Wirth, Ms. Barnhill, Mr. Berg and Mr. Remis received Non-Equity Incentive Plan Compensation consisting of Fiscal 2017 – Performance Based Cash Bonuses of $6,435 and $5,720, respectively.

During fiscal year 2017 and 2016, we did not grant any stock options or any other equity-based awards. None of our executive officers owned any stock options, or had any outstanding unvested Shares, as of January 31, 2017 and 2016. A total of 1,434,500 stock options were granted during the first quarter of fiscal year 2016 subject to shareholder approval, which did not occur. As a result, such option grants were rescinded. For more information, see Fiscal Year 2016 – Performance-Based Options” above.

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Outstanding Equity Awards at 2017 Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

James F. Wirth	–	–	60,000	$3.50		(1)	–	–	–	–
Adam B. Remis	–	–	60,000	$3.50		(1)	–	–	–	–
Marc E. Berg	–	–	60,000	$3.50		(1)	–	–	–	–
Pamela J. Barnhill	–	–	1,000,000	$3.50		(1)	–	–	–	–

(1)	For discussion regarding these options, see footnote 6 to the Summary Compensation Table and the section titled “Fiscal Year 2017 – Performance-Based Options” in this proxy statement.

Indemnification Agreements

We have entered into indemnification agreements with all of our executive officers and Trustees. The agreements provide for indemnification against all liabilities and expenses reasonably incurred by an officer or Trustee in connection with the defense or disposition of any suit or other proceeding, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, because of his or her position at the Trust. There is no indemnification for any matter as to which an officer or Trustee is adjudicated to have acted in bad faith, with willful misconduct or reckless disregard of his or her duties, with gross negligence, or not in good faith in the reasonable belief that his or her action was in our best interests. We may advance payments in connection with indemnification under the agreements. The level of indemnification is to the full extent of the net equity based on appraised and/or market value of the Trust.

Potential Payments Upon Change in Control

We do not have employment agreements with our executive officers. Upon a change in control, our 1997 Stock Incentive and Option Plan provides for the acceleration of vesting of restricted Shares. However, if a change in control had occurred on January 31, 2017, none of our executive officers would have received any payment under the Plan upon a change in control because none had any awards outstanding under our 1997 Stock Incentive and Option Plan as of that date.

Fiscal Year 2017 Trustee Compensation

The table below shows individual compensation information for our non-employee Trustees for our fiscal year ended January 31, 2017. Compensation information for Messrs. Wirth and Berg and Ms. Barnhill, who do not receive additional compensation for their service as Trustees, is included in the Summary Compensation Table above:

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Cynthia Ketcherside	$0	$13,980	$13,980
Leslie T. Kutasi	$0	$13,980	$13,980
Steven S. Robson	$0	$13,980	$13,980
JR Chase	$0	$13,980	$13,980

(1)	The dollar amounts shown in the Stock Awards column reflect the aggregate grant date fair value of restricted Shares computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. For a discussion of assumptions, we made in valuing restricted Shares, see Note 2, “Summary of Significant Accounting Policies – Stock-Based Compensation,” in the notes to our consolidated financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended January 31, 2017 and 2016. The Stock Awards were based on a stock price of $2.33 which was the closing price of the Trust’s Shares of Beneficial Interest as of February 9, 2016 which was when the Board of Trustees met and approved the payment.

We compensate our non-employee Trustees for their services through grants of restricted Shares. The aggregate grant date fair value of these Shares is shown in the table above. These restricted Shares vested in equal monthly amounts during our fiscal year 2017. As of January 31, 2017, Messrs. Kutasi, Chase and Robson and Ms. Ketcherside did not hold any unvested Shares. As compensation for our fiscal year 2016, on February 5, 2015, we issued 6,000 additional restricted Shares (with the aggregate grant date fair value of $16,320 per grant) to each of Messrs. Kutasi and Robson and Ms. Ketcherside, and 3,000 additional restricted Shares (with the aggregate grant fair value of $8,040 per grant) to Mr. Pelegrin, which Shares vested in equal monthly amounts during our fiscal year ended January 31, 2016. During our compensation committee meeting on December 22, 2015, Mr. Pelegrin was awarded an additional 2,343 Shares and Mr. Chase was awarded 657 Shares for their service to the Board for the remaining part of fiscal year 2016.

We do not pay our Trustees an annual cash retainer, per meeting fees or additional compensation for serving on a Committee or as a Committee Chair.

Certain Transactions

Suite Hotels Realty Arrangement

On December 6, 2017, the Board of Trustees of the Trust approved potential additional indirect compensation payable to Suite Hotels Realty, an affiliate of both Mr. Wirth and Ms. Barnhill. The Trust has listed for sale its Yuma, Arizona hotel property with a California real estate broker. By Arizona statue, out of state brokers must work with a licensed Arizona real estate broker to conduct business in Arizona. Mr. Wirth is a licensed real estate broker in Arizona and his license is held under Suite Hotels Realty, which has agreed to assist the California real estate broker for a standard 5% of the amount of commission that the California real estate broker receives upon the consummation of the sale of our Yuma, Arizona hotel asset.

Management and Licensing Agreements

The Trust directly manages the Hotels through the Trust’s wholly-owned subsidiary, InnSuites Hotels. Under the management agreements, InnSuites Hotels manages the daily operations of the Hotels and the three hotels owned by affiliates of Mr. Wirth. All Trust managed Hotel expenses, revenues and reimbursements among the Trust, InnSuites Hotels and the Partnership have been eliminated in consolidation. The management fees for the Hotels and the three hotels owned by Mr. Wirth are 3% of room revenue and a monthly accounting fee of $2,000 per hotel. On May 1, 2016, the management fees increased to 5% of room revenues. These agreements have no expiration date and may be cancelled by either party with 90-days written notice in the event the property changes ownership. In fiscal years 2017 and 2016, InnSuites Hotels received aggregate fees of $228,177 and $221,865, respectively, for management of the three hotels owned by affiliates of Mr. Wirth. The Trust charges management fees to related parties.

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The Trust also provides the use of the “InnSuites” trademark to the Hotels and the additional hotel owned by affiliates of Mr. Wirth through the Trust’s wholly-owned subsidiary, InnSuites Hotels, at no additional charge

Restructuring Agreements

Albuquerque Suite Hospitality Restructuring Agreement

On July 22, 2010, the Board of Trustees unanimously approved, with Mr. Wirth abstaining, for the Partnership to enter into an agreement with Rare Earth Financial, LLC (“Rare Earth”), an affiliate of Mr. Wirth, to sell units in Albuquerque Suite Hospitality, LLC (the “Albuquerque entity”), which owns and operates the Albuquerque, New Mexico hotel property. Under the agreement, Rare Earth agreed to either purchase or bring in other investors to purchase at least 49% of the membership interests in the Albuquerque entity and the parties agreed to restructure the operating agreement of the Albuquerque entity. A total of 400 units were available for sale for $10,000 per unit, with a two-unit minimum subscription. On September 24, 2010, the parties revised the Amended and Restated Operating Agreement to name Rare Earth as the administrative member of the Albuquerque entity in charge of the day-to-day management.

On December 9, 2013, the Trust entered into an updated restructuring agreement with Rare Earth to allow for the sale of additional interest units in the Albuquerque entity for $10,000 per unit. Under the updated restructuring agreement, Rare Earth agreed to either purchase or bring in other investors to purchase up to 150 (and potentially up to 190 if the overallotment is exercised) units. Under the terms of the updated restructuring agreement, the Trust agreed to hold at least 50.1% of the outstanding units in the Albuquerque entity, on a post-transaction basis, and intends to maintain this minimum ownership percentage through the purchase of units under this offering. The Board of Trustees approved this restructuring on December 9, 2013. The units in the Albuquerque entity are allocated to three classes with differing cumulative discretionary priority distribution rights through December 31, 2015. Class A units are owned by unrelated third parties and have first priority for distributions. Class B units are owned by the Trust and have second priority for distributions. Class C units are owned by Rare Earth or other affiliates of Mr. Wirth and have the lowest priority for distributions from the Albuquerque entity. Priority distributions of $700 per unit per year were cumulative until December 31, 2015; however, after December 31, 2015 Class A unit holders continue to hold a preference on distributions over Class B and Class C unit holders.

If certain triggering events related to the Albuquerque entity occur prior to the payment of all accumulated distributions to its members, such accumulated distributions will be paid out of any proceeds of the event before general distribution of the proceeds to the members. In the event that funds generated from a triggering event are insufficient to pay the total amount of all such accumulated distributions owed to the members, all Class A members will participate pro rata in the funds available for distribution to them until paid in full, then Class B, and then Class C. After all investors have received their initial capital plus a 7% per annum simple return, any additional profits will be allocated 50% to Rare Earth, with the remaining 50% allocated proportionately to all unit classes. Rare Earth received a restructuring fee of $128,000, conditioned upon and arising from the sale of the first 100 units in the Albuquerque entity following the December 31, 2013 restructuring. The Albuquerque entity plans to use its best efforts to pay the discretionary priority distributions. The Trust does not guarantee and is not otherwise obligated to pay the cumulative discretionary priority distributions. InnSuites Hotels will continue to provide management, licensing and reservation services to the Albuquerque, New Mexico property.

During the fiscal year ended January 31, 2017, there were no Class A units of the Albuquerque entity sold. As of January 31, 2017, the Trust held a 50.91% ownership interest, or 279 Class B units, in the Albuquerque entity, Mr. Wirth and his affiliates held a 0.18% interest, or 1 Class C unit, and other parties held a 48.91% interest, or 268 Class A units. As of January 31, 2017, the Albuquerque entity has discretionary Priority Return payments to unrelated unit holders of approximately $142,000, to the Trust of approximately $146,000, and to Mr. Wirth and his affiliates of approximately $500. As of February 1, 2016, the Trust no longer accrues for these distributions as the preference period has expired.

On February 15, 2017, the Trust and Partnership entered into a restructuring agreement with Rare Earth to allow for the sale of non-controlling partnership units in the Albuquerque entity for $10,000 per unit. Rare Earth and the Partnership are restructuring the Albuquerque entity by creating 250 additional Class A membership interests in order to change the entity from General Member majority-owned to accredited investor member-owned. In the event of sale of 250 Class A Interests, total interests outstanding will change from 550 to 600 with Class A, Class B and Class C Limited Liability Company Interests (referred to collectively as “Interests”) restructured with the Trust selling approximately 200 Class B Interests to accredited investors as Class A Interest. REF, as a General Partner of Yuma, will coordinate the offering and sale of Class A Interests to qualified third parties. REF and other REF Affiliates may purchase Interests under the offering. This restructuring is part of the Trust’s Equity Enhancement Plan to comply with Section 1003(a)(iii) of the NYSE American Company Guide.

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During the nine months ended October 31, 2017, there were 164 Class A units sold, of which 120.69 came from the Trust’s Class B units, and no C units of the Albuquerque entity sold. As of October 31, 2017, the Trust held a 26.46% ownership interest, or 158.31 Class B units, in the Albuquerque entity, Mr. Wirth and his affiliates held a 0.17% interest, or 1 Class C unit, and other third parties held a 73.37% interest, or 439 Class A units.

Tucson Hospitality Properties Restructuring Agreement

On February 17, 2011, the Partnership entered into a restructuring agreement with Rare Earth to allow for the sale of non-controlling interest units in Tucson Hospitality Properties, LP (the “Tucson entity”), which operates the Tucson Oracle hotel property, then wholly-owned by the Partnership. Under the agreement, Rare Earth agreed to either purchase or bring in other investors to purchase up to 250 units, which represents approximately 41% of the outstanding limited partnership units in the Tucson entity, on a post-transaction basis, and the parties agreed to restructure the limited partnership agreement of the Tucson entity. The Board of Trustees approved this restructuring on January 31, 2011.

On October 1, 2013, the Partnership entered into an updated restructured limited partnership agreement with Rare Earth to allow for the sale of additional interest units in the Tucson entity for $10,000 per unit. Under the agreement, Rare Earth agreed to either purchase or bring in other investors to purchase up to 160 (and potentially up to 200 if the overallotment is exercised) units. Under the terms of the updated restructuring agreement, the Partnership agreed to hold at least 50.1% of the outstanding limited partnership units in the Tucson entity, on a post-transaction basis, and intends to maintain this minimum ownership percentage through the purchase of units under this offering. The Board of Trustees approved this restructuring on September 14, 2013. The limited partnership interests in the Tucson entity are allocated to three classes with differing cumulative discretionary priority distribution rights through June 30, 2016. Class A units are owned by unrelated third parties and have first priority for distributions. Class B units are owned by the Partnership and have second priority for distributions. Class C units are owned by Rare Earth or other affiliates of Mr. Wirth and have the lowest priority for distributions from the Tucson entity. Priority distributions of $700 per unit per year are cumulative until June 30, 2016; however, after June 30, 2016 Class A unit holders continue to hold a preference on distributions over Class B and Class C unit holders.

If certain triggering events related to the Tucson entity occur prior to the payment of all accumulated distributions to its members, such accumulated distributions will be paid out of any proceeds of the event before general distribution of the proceeds to the members. In the event that funds generated from a triggering event are insufficient to pay the total amount of all such accumulated distributions owed to the members, all Class A members will participate pro rata in the funds available for distribution to them until paid in full, then Class B, and then Class C. After all investors have received their initial capital plus a 7% per annum simple return, any additional profits will be allocated 50% to Rare Earth, with the remaining 50% allocated proportionately to all unit classes. Rare Earth also received a restructuring fee of $128,000, conditioned upon and arising from the sale of the first 100 units in the Tucson entity following the October 1, 2013 restructuring. The Tucson entity plans to use its best efforts to pay the discretionary priority distributions. The Trust does not guarantee and is not otherwise obligated to pay the cumulative discretionary priority distributions. InnSuites Hotels will continue to provide management, licensing and reservation services to the Tucson, Arizona property.

During the fiscal year ended January 31, 2017, there were 3 Class A units of the Tucson entity sold by Rare Earth at $10,000 per unit to Class A unit holders. As of January 31, 2017, the Partnership held a 51.01% ownership interest, or 404 Class B units, in the Tucson entity, Mr. Wirth and his affiliates held a 0.38% interest, or approximately 3 Class C units, and other parties held a 48.61% interest, or approximately 385 Class A units. For the fiscal year ended January 31, 2017, the Tucson entity made discretionary Priority Return payments to unrelated unit holders of approximately $201,000, to the Partnership of approximately $141,000 and to Rare Earth of approximately $2,000. As of February 1, 2016, the Trust no longer accrues for these distributions as the preference period has expired.

During the nine months ended October 31, 2017, there were no Class A, B or C units of the Tucson entity sold. As of October 31, 2017, the Partnership held a 51.01% ownership interest, or 404 Class B units, in the Tucson entity, Mr. Wirth and his affiliates held a 0.63% interest, or 5 Class C units, and other parties held a 48.36% interest, or 383 Class A units.

Ontario Hospitality Properties Restructuring Agreement

On February 29, 2012, the Trust and Partnership entered into a restructuring agreement with Rare Earth to allow for the sale of non-controlling interest units in Ontario Hospitality Properties, LP (the “Ontario entity”) for $10,000 per unit, which operates the Ontario hotel property, then wholly-owned by the Partnership. Under the agreement, Rare Earth agreed to either purchase or bring in other investors to purchase up to 250 units, which represents approximately 49% of the outstanding partnership units in the Ontario entity, on a post-transaction basis, and the parties agreed to restructure the limited partnership agreement of the Ontario entity. The Board of Trustees approved this restructuring on February 1, 2012. Under the restructured limited partnership agreement, Rare Earth became a general partner of the Ontario entity along with the Trust and Partnership.

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On March 1, 2014, the Trust and Partnership entered into an updated restructuring agreement with Rare Earth to allow for the sale of additional interest units in the Ontario entity for $10,000 per unit. Under the updated restructuring agreement, Rare Earth agreed to either purchase or bring in other investors to purchase up to 235 (and potentially up to 275 if the overallotment is exercised) units. Under the terms of the updated restructuring agreement, the Partnership agreed to hold at least 50.1% of the outstanding limited partnership units in the Ontario entity, on a post-transaction basis, and maintain this minimum ownership percentage through the purchase of units under this offering. The Board of Trustees approved this restructuring on March 24, 2014. The limited partnership interests in the Ontario entity were allocated to three classes with differing cumulative discretionary priority distribution rights through March 31, 2017. Class A units were owned by unrelated third parties and had first priority for distributions. Class B units were owned by the Trust and had second priority for distributions. Class C units were owned by Rare Earth or other affiliates of Mr. Wirth and had the lowest priority for distributions from the Onario entity. Priority distributions of $700 per unit per year were cumulative until December 31, 2015; however, after March 31, 2017 Class A unit holders continued to hold a preference on distributions over Class B and Class C unit holders.

If certain triggering events related to the Ontario entity occurred prior to the payment of the all accumulated distributions to its members, such accumulated distributions were to be paid out of any proceeds of the event before general distribution of the proceeds to the members. In the event that funds generated from a triggering event were insufficient to pay the total amount of all such accumulated distributions owed to the members, all Class A members participated pro rata in the funds available for distribution to them until paid in full, then Class B, and then Class C. After all investors received their initial capital plus a 7% per annum simple return, any additional profits were to be allocated 50% to Rare Earth, with the remaining 50% allocated proportionately to all unit classes. Rare Earth also received a restructuring fee of $128,000, conditioned upon and arising from the sale of the first 100 units in the Ontario entity following the March 1, 2014 restructuring. The Trust paid out $128,000 of the restructuring fee at January 31, 2015 and included the cost in the Sales of Ownership Interest in Subsidiary, net line of the Trust Consolidated Statements of Shareholders’ Equity. The Ontario entity was required to use its best efforts to pay the priority distributions.

During the fiscal year ended January 31, 2017, there were 32 Class A units of the Ontario entity sold, of which 28 were purchased from Rare Earth at $10,000 per unit, and of which 2 were purchased from the Partnership at $10,000 per unit. As of January 31, 2017, the Partnership held a 51.33% ownership interest, or 496 Class B units, in the Ontario entity, Mr. Wirth and his affiliates held a 0.21% interest through Rare Earth, or 2 Class C units, and other parties held a 48.46 % interest, or 468.25 Class A units. For the fiscal year ended January 31, 2017, the Ontario entity made discretionary Priority Return payments to unrelated unit holders of approximately $153,000, to the Partnership of approximately $174,000 and to Rare Earth of approximately $10,000.

During the nine months ended October 31, 2017, there were no Class A units, Class B or C units of the Ontario entity sold. On June 2, 2017, the Trust sold the hotel owned by the Ontario entity to an unrelated third party for approximately $17.5 million, which the Trust received in cash. The Trust used $7.2 million of the proceeds to satisfy its mortgage note payable on the property, approximately $2.4 million to reduce accruals and payables, and retained the remaining proceeds to fund future operations and capital improvements. As of October 31, 2017, the Partnership held a 100% ownership interest in the Ontario entity.

Yuma Hospitality Properties Restructuring Agreement

On October 24, 2014, the Trust and Partnership entered into a restructuring agreement with Rare Earth to allow for the sale of non-controlling interest units in Yuma Hospitality Properties, Limited Partnership (the “Yuma entity”) for $10,000 per unit, which operates the Yuma hotel property, then wholly-owned by the Trust. Prior to the agreement there were 750 units outstanding and as a result of the agreement, an additional 50 units will be created for sale. Under the agreement, Rare Earth agreed to either purchase or bring in other investors to purchase up to 398 units, which represents approximately 49% of the outstanding partnership units in the Yuma entity, on a post-transaction basis, and the parties agreed to restructure the limited partnership agreement of the Yuma entity. The Board of Trustees approved this restructuring on October 24, 2014. Under the restructured limited partnership agreement, Rare Earth became a general partner of the Yuma entity along with the Trust and Partnership.

The limited partnership interests in the Yuma entity are allocated to three classes with differing cumulative discretionary priority distribution rights through January 31, 2020. Class A units are owned by unrelated third parties and have first priority for distributions. Class B units are owned by the Trust and have second priority for distributions. Class C units are owned by Rare Earth or other affiliates of Mr. Wirth and have the lowest priority for distributions from the Yuma entity. Priority distributions of $700 per unit per year are cumulative until January 31, 2020. After January 31, 2020, all Partnership Interests will share equally in all distributions.

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If certain triggering events related to the Yuma entity occur prior to the payment of all accumulated distributions to its members, such accumulated distributions will be paid out of any proceeds of the event before general distribution of the proceeds to the members. In the event that funds generated from a triggering event are insufficient to pay the total amount of all such accumulated distributions owed to the members, all Class A members will participate pro rata in the funds available for distribution to them until paid in full, then Class B, and then Class C. After all investors have received their initial capital plus a 7% per annum simple return, any additional profits will be allocated 50% to Rare Earth, with the remaining 50% allocated proportionately to all unit classes. Rare Earth will receive a restructuring fee of $350,000, conditioned upon and arising from the sale of the first 150 units in the Yuma entity following the October 24, 2014 restructuring. The Trust has paid out $350,000 of the restructuring fee at January 31, 2016 and included the cost in the Sales of Ownership Interest in Subsidiary, net line of the acTrust Consolidated Statements of Shareholders’ Equity. The Yuma entity is required to use its best efforts to pay the priority distributions. The Trust does not guarantee and is not otherwise obligated to pay the cumulative priority distributions. InnSuites Hotels will continue to provide management, licensing and reservation services to the Yuma, Arizona property.

During the fiscal year ended January 31, 2017, there were 9.50 Class A units, of which 4 were sold from the Trust, and of which 5.5 were purchased from the Partnership at $10,000 per unit. As of January 31, 2017, the Trust held a 50.24% ownership interest, or 401.90 Class B units, in the Yuma entity, Mr. Wirth and his affiliates held a 0.51% interest, or 4.1 Class C units, and other parties held a 49.25% interest, or 394 Class A units. For the fiscal year ending January 31, 2017, the Yuma entity made discretionary Priority Return payments to unrelated unit holders of approximately $206,000, to the Trust of approximately $211,000 and to Rare Earth of approximately $4,000.

On February 15, 2017, the Trust and the Partnership entered into a restructuring agreement with Rare Earth to allow for the sale of non-controlling partnership units in the Yuma entity for $10,000 per unit. Rare Earth and the Trust are restructuring the Yuma entity from General Partner majority-owned to accredited investor majority-owned. Total interests outstanding will remain unchanged at 800 with Class A, Class B and Class C Limited Liability Limited Partnership Interests (referred to collectively as “Interests”). The Yuma entity intends to purchase 300 existing Class B Interests held by the Trusts and reissue 300 Class A units to accredited investors as 300 Class A Interests. Rare Earth, as the General Partner of the Yuma entity, will coordinate the offering and sale of Class A Interests to qualified third parties. Rare Earth and its affiliates may purchase Interests under the offering. This restructuring is part of the Trust’s Equity Enhancement Plan to comply with Section 1003(a)(iii) of the NYSE American Company Guide. As of October 31, 2017, the Trust has sold approximately $2,710,000 of non-controlling partnership units in the Yuma entity.

During the nine months ended October 31, 2017, there were 294.40 Class A units of the Yuma entity sold, at $10,000 per unit, of which 271 units were sold from the Trust. As of October 31, 2017, the Trust held a 15.90% ownership interest, or 130.90 Class B units, in the Yuma entity, Mr. Wirth and his affiliates held a 0.50% interest, or 4.10 Class C units, and other parties held a 83.60% interest, or 688.40 Class A units.

Tucson St. Mary’s Restructuring Agreement

On April 24, 2015, the Trust and the Partnership entered into a restructuring agreement with Rare Earth to allow for the sale of non-controlling interest units for $10,000 per unit in the Tucson St. Mary’s entity for $10,000 per unit, which operated one of the Tucson, Arizona hotel properties, then wholly-owned by the Partnership. Under the agreement, the Partnership agreed to either purchase or bring in other investors to purchase up to 350 units, which represents approximately 50.07% of the outstanding partnership units, on a post-transaction basis, and the parties agreed to restructure the limited liability agreement of the Tucson St. Mary’s entity. The Board of Trustees approved this restructuring on April 24, 2015. Under the restructured limited liability agreement, the Partnership was confirmed as the Administrative Member of the Tucson St. Mary’s entity but Rare Earth could be elected in the future as Administrative Member without consent of the Partnership. All membership interests are entitled to receive priority distributions annually of $700 per $10,000 interest from May 15, 2015 through April 20, 2020. Priority distributions will be paid first to Class A interests, second to Class B interests, third to Class C interests and are cumulative. After April 30, 2020, all membership interests will be entitled to annual distributions of $700 per $10,000 interest, which will be cumulative. Subject to shareholder approval, the holders of Class A units may convert all of part of their investment at any time up to January 31, 2018 into 2,857 Shares of Beneficial Interest for each $10,000 interest subject to shareholder approval and other required approvals (“conversion feature”). Thereafter each $10,000 interest is convertible into 2,500 Shares of Beneficial Interest of the Trust. On May 30, 2015, the restructuring agreement was amended to clarify the requirement that the shareholders must approve the conversion feature which is not perfunctory.

During the fiscal year ended January 31, 2016, there were 64 Class A units sold and 100 Class C units sold of the Tucson St. Mary’s entity for total proceeds of $640,000 attributable to Class A units sold and $1,000,000 attributable to Class C units sold. On October 14, 2015, the Trust sold its Tucson St. Mary’s hotel to an unrelated third party for approximately $9.7 million, which the Trust received approximately $4.6 million in cash, net. The Trust used $4.7 million of the proceeds to satisfy its mortgage note payable on the property, approximately $379,000 to reduce accruals and payables, and retained the remaining proceeds to fund future operations and capital improvements. The Trust recognized a gain on the sale of property in the amount of approximately $2.4 million for the year ended January 31, 2016. As of January 31, 2017, the Partnership held a 100% ownership interest, or 88.5 Class B units, in the Tucson St. Mary’s entity.

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Financing Arrangements and Guarantees

On January 1, 2012, Tucson Hospitality Properties LLLP, a subsidiary of the Trust, entered into a $1,000,000 Demand/Revolving Line of Credit/Promissory Note or Note Receivable with Rare Earth, depending on whether amounts are due to or due from Rare Earth. The Demand/Revolving Line of Credit/Promissory Note or Note Receivable bore interest at 7.0% per annum, was interest only quarterly and was amended on July 1, 2014 to extend the maturity date to March 31, 2015, and increased the maximum borrowing capacity from $1,000,000 to $1,400,000. The Demand/Revolving Line of Credit/Promissory Note or Note Receivable was further amended on October 27, 2014 to increase the maximum borrowing capacity from $1,400,000 to $2,000,000. As of January 31, 2016, the Demand/Revolving Line of Credit/Promissory Note or Note Receivable has been paid in full and was closed. No prepayment penalty existed on the Demand/Revolving Line of Credit/Promissory Note or Note Receivable.

On December 1, 2014, the Trust entered into a $1,000,000 net maximum Demand/Revolving Line of Credit/Promissory Note with Rare Earth. The Demand/Revolving Line of Credit/Promissory Note bears interest at 7.0% per annum, is interest only quarterly and was to mature on December 31, 2017. No prepayment penalty exists on the Demand/Revolving Line of Credit/Promissory Note. The balance fluctuates significantly through the period with the highest payable balance being $714,270 during the fiscal year ended January 31, 2016. The Demand/Revolving Line of Credit/Promissory Note has a net maximum borrowing capacity of $1,000,000. Related party interest expense or income for the Demand/Revolving Line of Credit/Promissory Note for the fiscal years ended January 31, 2017 was $28,911 of expense, and for the fiscal year ended January 31, 2016 was $7,618 of expense and $5,761 of income. On June 19, 2017, the Trust and Rare Earth agreed to extend the maturity date of the Demand / Revolving Line of Credit / Promissory Note from December 31, 2017 to June 30, 2019.

The above Demand/Revolving Line of Credit/Promissory Notes are presented together as one line item on the balance sheet and totaled a payable of $145,000 at January 31, 2017 and a receivable of $5,761 at January 31, 2016, all of which is considered a current liability and receivable.

On May 21, 2014, Tucson Hospitality Properties LLLP, a subsidiary of the Trust, entered into a $447,100 business loan, including $25,307 of loan fees, with American Express Bank, FSB (the “Tucson Oracle Merchant Agreement”) with a maturity date of May 21, 2015. The Tucson Oracle Merchant Agreement included a loan fee of 6% of the original principal balance of the loan with acceleration provisions upon default. The business loan was secured and paid back with 15% of the Tucson Oracle American Express, VISA and MasterCard merchant receipts received during the loan period. As of January 31, 2016, the business loan balance has been paid in full.

On July 24, 2014, Tucson Saint Mary’s Suite Hospitality LLC, a subsidiary of the Trust, entered into a $451,560 business loan, including $25,560 of loan fees, with American Express Bank, FSB (the “St. Mary’s Merchant Agreement”) with a maturity date of July 24, 2015. The St. Mary’s Merchant Agreement included a loan fee of 6% of the original principal balance of the loan with acceleration provisions upon default. The business loan was secured and paid back with 17% of the St. Mary’s American Express, VISA, MasterCard and Discover merchant receipts received during the loan period. As of January 31, 2016, the business loan balance has been paid in full.

On August 19, 2014, Ontario Hospitality Properties, LP (“Ontario entity”), a subsidiary of the Trust, entered into a $477,000 business loan, including $27,000 of loan fees, with American Express Bank, FSB (the “Ontario Merchant Agreement”) with a maturity date of September 19, 2015. The Ontario Merchant Agreement included a loan fee of 6% of the original principal balance of the loan with acceleration provisions upon default. The business loan was secured and paid back with 27% of the Ontario American Express, VISA, MasterCard and Discover merchant receipts received during the loan period. As of January 31, 2016, the business loan has been paid in full.

On September 16, 2014, Yuma Hospitality Properties Limited Partnership, a subsidiary of the Trust, entered into a $415,520 business loan, including $23,250 of loan fees, with American Express Bank, FSB (the “Yuma Merchant Agreement”) with a maturity date of September 16, 2015. The Yuma Merchant Agreement included a loan fee of 6% of the original principal balance of the loan with acceleration provisions upon default. The business loan was secured and paid back with 22% of the Yuma American Express, VISA, MasterCard and Discover merchant receipts received during the loan period. As of January 31, 2016, the business loan balance has been paid in full.

On October 24, 2014, Albuquerque Suite Hospitality, LLC, a subsidiary of the Trust, entered into a $318,000 business loan, including $18,000 of loan fees, with American Express Bank, FSB (the “Albuquerque Merchant Agreement”) with an maturity date of October 24, 2015. This loan was paid off in full on November 20, 2015. The Albuquerque Merchant Agreement included a loan fee of 6% of the original principal balance of the loan with acceleration provisions upon default. The business loan was secured and paid back with 14% of the Albuquerque American Express, VISA, MasterCard and Discover merchant receipts received during the loan period. As of January 31, 2016, the business loan balance has been paid in full.

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On December 24, 2014, the Trust and Partnership as the borrower entered into a Promissory Demand Note with Guy C. Hayden, III for the sum of $400,000 due on demand or payable on February 15, 2018, whichever occurs first. On July 18, 2017, the Trust and the Partnership along with Guy C. Hayden, III agreed that the Promissory Demand Note will be payable on demand or payable on July 31, 2020, whichever occurs first. All of the remaining terms of the loan originated on December 24, 2014 remain the same.

On July 7, 2015, the Trust’s revolving bank line of credit agreement, with a credit limit of $600,000, was changed to a four year non-revolving note payable. The non-revolving note payable has a variable interest rate of Wall Street Journal Prime Rate plus a margin of 1% with a floor rate of 5.5%, maturing on July 3, 2019 and monthly payments of $13,978.08. The line is secured by a junior security interest in the Yuma, Arizona property and the Trust’s trade receivables. As of January 31, 2017 and 2016, the non-revolving note payable balance was approximately $391,000 and $532,000, respectively.

On December 22, 2015, the Trust provided Advances to Affiliate – Related Party each in the amount of $500,000 to Phoenix Northern Resort, LLC and Tempe/Phoenix Airport Resort LLC. Mr. Wirth, individually and thru one of his affiliates owns approximately 32% and 42%, respectively, of Phoenix Northern Resort, LLC and Tempe/Phoenix Airport Resort LLC. Both notes have a due date of June 30, 2017 and accrue interest of 7.0%. During the fiscal year ended January 31, 2016, the Trust received $3,696 and $3,489 interest income from Phoenix Northern Resort, LLC and Tempe/Phoenix Airport Resort LLC, respectively. As of January 31, 2017, the Advances Lending to Affiliate – Related Party balance was $19,483 and $359,684 from Phoenix Northern Resort, LLC and Tempe/Phoenix Airport Resort LLC, respectively. As of January 31, 2016, the Advances to Affiliate – Related Party receivable balance was $473,696 and $498,488 from Phoenix Northern Resort, LLC and Tempe/Phoenix Airport Resort, LLC, respectively.” On June 19, 2017, the Trust terminated this line of credit with Phoenix Northern Resort LLC, which sold its Best Western InnSuites Hotel and Suites property located in Phoenix, Arizona on February 14, 2017. The Best Western InnSuites Hotel and Suites property was not owned by the Trust but was owned by affiliates of James Wirth.

On January 8, 2016, in connection with the acquisition of substantially all of the assets of International Vacation Hotels (“IVH”), the Trust entered into a $400,000 business loan with Laurence Holdings Limited, an Ontario, Canada Corporation with a maturity date of February 1, 2019 pursuant to the terms of the Security Agreement and Promissory Note (“Agreement”). The Agreement requires the funds be used for the purchase of IVH assets. The agreement provides interest only payments for the first 3 months of the term and principal and interest payments for the remaining portion of the loan. The Agreement sets an interest rate of 8% per annum with no prepayment penalty. As of January 31, 2017 and 2016, the business loan balance was approximately $285,000, respectively.

On May 3, 2016, the Trust and Yuma Hospitality Properties Limited Partnership, a subsidiary of the Trust entered into a $350,000 one-year line of credit with RepublicBank AZ, N.A. (the “LOC Agreement”). The LOC Agreement includes acceleration provisions upon default. The funds may be used for working capital and is guaranteed by James Wirth, the Trust’s Chairman and CEO, Gail Wirth, the Trust’s Chairman and CEO’s spouse and the Wirth Family Trust Dated July 14, 2006. As of January 31, 2017, the balance was approximately $350,000.

On June 20, 2016, the Trust and the Partnership together entered into a unsecured loan of $80,000 with Guy C. Hayden III (“Hayden Loan”). The Hayden loan is due on June 20, 2019 or on demand, whichever occurs first. The Hayden loan accrues interest at 7% and interest only payments shall be made monthly and are due on the first of the following month. The Trust and Partnership may pay all of part of these notes without any repayment penalties.

On September 20, 2016, Albuquerque Suite Hospitality LLC, a subsidiary of the Trust entered into a $504,000 credit card advance financing business loan with American Express Bank, FSB (the “AMEX Agreement”) with a maturity date of September 19, 2017. The AEMX Agreement includes acceleration provisions upon default and a loan fee/interest of 4% for a total repayment amount of $524,160. The funds may be used for working capital. As of January 31, 2017, the balance was approximately $285,000.

On October 17, 2016, Yuma Hospitality Properties Limited Partnership, a subsidiary of the Trust entered into a $500,000 credit card advance financing business loan with American Express Bank, FSB (the “Yuma AMEX Agreement”) with a maturity date of 365 days after the disbursement of the initial loan. The Yuma AMEX Agreement includes acceleration provisions upon default and a loan fee/interest of 4% for a total repayment amount of $520,000. The funds may be used for working capital. As of January 31, 2017, the balance was approximately $316,000.

On December 5, 2016, the Trust and the Partnership together entered into eight unsecured loans for a total of $425,000 with varying principal amounts ranging from $25,000 to $100,000 with H. W. Hayes Trust (“Hayes Loans”). The Trust and the Partnership together also entered into two unsecured on-demand $25,000 loans for a total of $50,000 with Lita M. Sweitzer (“Sweitzer Loans”). The total principal amount of the Hayes Loans and the Sweitzer Loans is $475,000. The Hayes Loans and the Sweitzer Loans are due on June 20, 2019 or on demand, whichever occurs first. The Hayes Loans requires from a 0-120 day notification of the demand to repay the loans prior to June 20, 2019. Both the Hayes Loans and the Sweitzer Loans accrue interest at 7.0% per year on the unpaid balance and interest only payments shall be made monthly and are due on the first of the following month. The Trust and Partnership may pay all or part of these notes without any repayment penalties. As of January 31, 2017, the balance was approximately $555,000.

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On December 19, 2016, Tucson Hospitality Properties LLLP, a subsidiary of the Trust, entered into a $422,000 credit card advance financing business loan with American Express Bank, FSB (the “Tucson AMEX Agreement”) with a maturity date of 365 days after the disbursement of the initial loan. The Tucson AMEX Agreement includes acceleration provisions upon default and a loan fee/interest of 4% for a total repayment amount of $438,880. The funds may be used for working capital. As of January 31, 2017, the balance was approximately $393,000.

On May 11, 2017, Yuma Hospitality Properties, LLLP, a subsidiary of the Trust, entered into a $850,000 Promissory Note Agreement (“Yuma Loan Agreement”) as a credit facility to replenish funds for the hotel remodel with 1st Bank of Yuma Arizona Bank & Trust with a maturity date of September 1, 2022. The Yuma Loan Agreement has an initial interest rate of 5.50% with a variable rate adjustment equal to the Wall Street Journal Prime Rate plus 1.50% with a floor of 5.50% and no prepayment penalty. This credit facility is guaranteed by InnSuites Hospitality Trust.

On May 11, 2017, Ontario Hospitality Properties LLLP, a subsidiary of the Trust, entered into a $5,700,000 Change in Terms Agreement (“Ontario Loan Agreement”) to the existing first mortgage loan with Arizona Bank & Trust with a maturity date of August 22, 2024. The Ontario Loan Agreement has a fixed interest rate until August 22, 2019 and then a variable interest rate of Wall Street Journal Prime Rate plus 1.50% margin with a floor of 4.75% and no prepayment penalty with an origination fee of 0.50% or $10,000. The Ontario Loan Agreement provides continuation of a guarantee from the Partnership, James & Gail Wirth, The Wirth Family Trust and the Trust, and is secured by 51% ownership interest in Albuquerque Suite Hospitality, LLC. On June 2, 2017, the Trust sold the hotel owned by Ontario Hospitality Properties LLLP to an unrelated third party for approximately $17.5 million, which the Trust received in cash. The Trust used $7.2 million of the proceeds to satisfy the Ontario Loan Agreement.

On June 29, 2017, Tucson Hospitality Properties, LLLP, a subsidiary of the Trust, entered into a $5.0 million Business Loan Agreement (“Tucson Loan”) as a first mortgage credit facility with KS State Bank to refinance its existing first mortgage credit facility. The Tucson Loan has a maturity date of June 19, 2042 and an initial interest rate of 4.69% for the first five years and thereafter a variable rate equal to the US Treasury + 2.0% with a floor of 4.69% and no prepayment penalty. This credit facility is guaranteed by the Trust, the Partnership, Rare Earth Financial, LLC, James F. Wirth and Gail J. Wirth and the Wirth Family Trust dated July 14, 2016. Simultaneous with the execution and funding of the Tucson Loan on June 29, 2017, Tucson Hospitality Properties, LLLP paid off and terminated the existing first mortgage credit facility with an approximate balance of $3.045 million. The existing first mortgage, which was originated on November 18, 2014, had a maturity date of November 18, 2029, an initial principal balance of $3.5 million and an interest rate of 4.19% with an adjusted variable rate of US Treasury + 3.75% starting November 18, 2019.

On July 10, 2017, the Trust entered into three Promissory Notes for a total of $176,000 to purchase 88,000 Shares on July 10, 2017, as described below under “— Private Placements; Share Purchases.” On July 10, 2017, the Partnership entered into five Promissory Notes for a total of $867,800 to purchase a total of 433,900 Shares. Each Promissory Note has a 3-year term with interest accruing at 7% on the principal amount, payable monthly.

On July 18, 2017, the Trust and the Partnership entered into a Revolving Line of Credit - Promissory Demand Note for $400,000 with Chinita Hayden, the lender. The Note provides for monthly interest only payments and is payable on demand or payable on July 31, 2020, whichever occurs first. The interest rate on the Note is 7% and the Note is unsecured with no guarantees provided.

On October 31, 2017, Yuma Hospitality Properties, LLLP, Tucson Hospitality Properties, LLLP and Albuquerque Suite Hospitality LLC, each subsidiaries of the Trust, entered into a Business Loan Agreement with Republic Bank of Arizona. Each Business Loan Agreement is for $50,000, has a maturity date of October 31, 2022, is guaranteed by the Trust and requires monthly interest only payments. Each Business Loan Agreement has no prepayment penalties and a variable interest rate based on the highest prime rate as published in the Wall Street Journal plus a margin of 1.00 percent. Each Business Loan Agreement allows unlimited advances not to exceed the Business Loan Agreement maximum borrowing capacity of $50,000.

Private Placement; Share Purchases

On October 7, 2015, pursuant to a Securities Purchase Agreement, the Trust issued 440,000 Shares of Beneficial Interest of the Trust, at a purchase price of $2.50 per Share, for gross aggregate proceeds of $1,100,000 to the Trust. Rare Earth Financial, LLC (“Rare Earth”), whose managing member is James F. Wirth, the Chairman and Chief Executive Officer of the Trust, purchased 200,000 of the 440,000 Shares of Beneficial Interest of the Trust on the same terms and conditions as the other purchasers. Rare Earth is wholly owned by Mr. Wirth and his family members, including Pamela Barnhill, President and Chief Operating Officer of the Trust. The transaction was approved by the Board of Trustees and the Audit Committee of the Trust. The issuance of the Shares of Beneficial Interest by the Trust was made in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2).

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On November 30, 2015, pursuant to a Securities Purchase Agreement, the Trust issued 704,225 Shares of Beneficial Interest to Rare Earth at a purchase price of $2.13 per share, for proceeds of $1,499,999.25 to the Trust. The transaction was approved by the Board of Trustees and the Audit Committee of the Trust. The issuance of the Shares of Beneficial Interest by the Trust to Rare Earth was made in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2).

On December 22, 2015, pursuant to a Securities Purchase Agreement, the Trust issued 21,929 Shares of Beneficial Interest to Rare Earth at a purchase price of $2.28 per share, for proceeds of $49,998.12 to the Trust. The transaction was approved by the Board of Trustees and the Audit Committee of the Trust. The issuance of the Shares of Beneficial Interest by the Trust to Rare Earth was made in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2).

On January 28, 2016, pursuant to a Securities Purchase Agreement, the Trust issued 60,000 Shares of Beneficial Interest to Rare Earth at a purchase price of $2,50 per share, for proceeds of $ 150,000 to the Trust. The transaction was approved by the Board of Trustees and the Audit Committee of the Trust. The issuance of the Shares of Beneficial Interest by the Trust to Rare Earth was made in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2).

On February 28, 2017, the Trust entered into a Securities Purchase Agreement for the sale of 111,111 Shares of Beneficial Interest of the Trust, at a purchase price of $1.80 per Share, for the aggregate proceeds of $200,000 to the Trust. Pursuant to the Agreement, Rare Earth purchased 55,556 Shares of Beneficial Interest of the Trust and Charles E Strickland purchased the remaining 55,555 Shares of Beneficial Interest. The Board of Trustees and the Audit Committee of the Board of Trustees approved this offering as part of the Trust’s NYSE Equity Enhancement Plan. The issuance of the Shares of Beneficial Interest by the Trust was made in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2).

On May 4, 2017, the Trust entered into a Securities Purchase Agreement the sale of 106,952 Shares of Beneficial Interest, at a purchase price of $1.87 per Share, for the aggregate proceeds of $200,000 to the Trust. Pursuant to the Agreement, Rare Earth purchased 53,476 Shares of Beneficial Interest and Charles E Strickland purchased the remaining 53,476 Shares of Beneficial Interest. The Board of Trustees and the Audit Committee of the Board of Trustees approved this offering as part of the Trust’s NYSE Equity Enhancement Plan. The issuance of the Shares of Beneficial Interest by the Trust was made in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2).

On July 10, 2017, the Trust entered into a Securities Purchase Agreement to purchase a total of 88,000 Shares of Beneficial Shares from three individuals, at a purchase price of $2.00 per Share, for the aggregate cost of $176,000 to the Trust. Pursuant to the Agreement, Marc Berg, Executive Vice President of the Trust, sold 40,000 Shares and two non-affiliated individuals each sold 24,000 Shares.

On July 10, 2017, the Partnership entered into multiple Assignment of Partners Interest Agreements (the “RRF Agreements”) to purchase a total of 433,900 Partnership units convertible 1-for-1 into Shares of the Trust at a purchase price of $2.00 per Partnership unit, for the aggregate cost of $867,800 to the Trust. Pursuant to the RRF Agreements, James F. Wirth, the Chairman and Chief Executive Officer of the Trust, sold 250,000 Partnership units and Mr. Wirth’s daughter, Pamela Barnhill, President and Chief Operating Officer of the Trust, sold 45,975 Partnership units. Three other of Mr. Wirth’s family members who are each not affiliated with the Trust each sold 45,975 Partnership units.

Other Related Party Transactions

As of January 31, 2017 and 2016, Mr. Wirth and his affiliates held 3,407,938 Class B Partnership units, which represented 25.8% of the total outstanding Partnership units. As of January 31, 2017 and 2016, Mr. Wirth and his affiliates held 6,939,429 and 6,175,205, respectively, Shares of Beneficial Interest in the Trust, which represented 71.93% and 70.24%, respectively, of the total issued and outstanding Shares of Beneficial Interest.

As of January 31, 2017 and 2016, the Trust owned 72.11% of the Partnership. As of January 31, 2017, the Partnership owned a 51.01% interest in the InnSuites® hotel located in Tucson, Arizona and a 51.48% interest in an InnSuites® hotel located in Ontario, California. The Trust also owned a direct 50.27% interest in one InnSuites® hotel located in Yuma, Arizona and owned a direct 50.91% interest in one InnSuites® hotel located in Albuquerque, New Mexico.

33

The Trust directly manages the Hotels through the Trust’s wholly-owned subsidiary, InnSuites Hotels Inc. Under the management agreements, InnSuites Hotels Inc. manages the daily operations of the Hotels and the two hotels owned by affiliates of Mr. Wirth. Revenues and reimbursements among the Trust, InnSuites Hotels Inc. and the Partnership have been eliminated in consolidation. The management fees for the Hotels and the two hotels owned by affiliates of Mr. Wirth are set at 3.0% of room revenue and a monthly accounting fee of $2,000 per hotel. As of May 1, 2016, management fees increased to 5.0% of room revenues. These agreements have no expiration date and may be cancelled by either party with 90-days written notice or 30-days written notice in the event the property changes ownership.

On July 23, 2013, the Trust entered into a Corporate Card Agreement (“Corporate Purchase Cards”) with American Express Travel Related Services Trust, Inc. The Corporate Card Agreement distributed a total of nine purchase cards - one to each of the four respective Hotels, one to the Trust, and one to each of the two respective hotels owned by affiliates of James F. Wirth. The Corporate Purchase Cards, with a total limit of $50,000, includes insignificant annual fees and $0 of interest per annum. Payments are due monthly. The Corporate Card Agreement may be cancelled by either party with 30-days written notice. Pamela J. Barnhill, the Trust’s President and Chief Operating Officer and daughter of Mr. Wirth, initiated the nine purchase cards. As of January 31, 2017 and 2016, the Trust’s portion of the Corporate Purchase Cards balance was approximately $115,000 and $86,000, respectively.

As of January 31, 2017 and 2016, the Trust paid Berg Investment Advisors $0 and $3,000, respectively, for additional consultative services rendered by Mr. Marc Berg, the Trust’s Executive Vice President.

Besides Pamela Barnhill, President and Chief Operating Officer of the Trust and daughter of Mr. Wirth, the Trust’s Chairman and Chief Executive Officer, the Trust also employs two other immediate family members of Mr. Wirth who provide technology and administrative support services to the Trust with each receiving a $47,500 yearly salary.

As of January 31, 2016, Rare Earth received a restructuring fee of $350,000, conditioned upon and arising from the sale of the first 150 units in the Yuma entity following the October 24, 2014 restructuring.

Compensation Information

For information regarding compensation of our executive officers, see “Compensation of Trustees and Executive Officers” in this proxy statement.

Review, Approval or Ratification of Transactions with Related Parties

On December 10, 2013, the Board of Trustees adopted a Related Party Transactions Policy, which established procedures for reviewing transactions between us and our Trustees and executive officers, their immediate family members, entities with which they have a position or relationship, and persons known to us to be the beneficial owner of more than 5% of our Shares of Beneficial Interest. These procedures help us evaluate whether any related person transaction could impair the independence of a Trustee or presents a conflict of interest on the part of a Trustee or executive officer. First, the related party transaction is presented to our executive management, including our Chief Financial Officer. Our Chief Financial Officer then discusses the transaction with our outside counsel, as needed. Lastly, the Audit Committee and the members of the Board of Trustees who do not have an interest in the transaction review the transaction and, if they approve, pass a resolution authorizing the transaction. In determining whether to approve a Related Party Transaction, the Audit Committee and the members of the Board of Trustees consider whether the terms of the related party transaction are fair to the Trust on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Trust to enter into the related party transaction; whether the related party transaction would impair the independence of the outside Trustee and whether the related party transaction would present an improper conflict of interest for any Trustee or executive officer of the Trust, taking into account the size of the transaction, the overall financial position of the trustee, executive officer or related party, the direct or indirect nature of the Trustee’s, executive officer’s or other related party interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee and members of the Board of Trustees deem relevant. Our Related Party Transactions Policy is available in the Corporate Governance portion of our website at www.innsuitestrust.com.

Certain Information Concerning the Trust

The following table shows the persons who were known to us to be beneficial owners of more than five percent of our outstanding Shares of Beneficial Interest, together with the number of Shares of Beneficial Interest owned beneficially by each Trustee, nominee for Trustee and executive officer, and the Trustees, nominee for Trustee and executive officers as a group. The percentages in the table are based on 9,750,980 Shares of Beneficial Interest issued and outstanding as of December 13, 2017. Unless otherwise specified, each person has sole voting and investment power of the Shares of Beneficial Interest that he or she beneficially owns.

34

Trustee, Trustee Nominee and Executive Officers	Shares Benefically Owned (1)	Percentage of Outstanding Shares
James F. Wirth (2)	6,715,567	68.9%
Pamela J. Barnhill (3) (4)	276,534	2.8%
Marc E. Berg	63,505	*
Cynthia Ketcherside (4)	23,145	*
Leslie T. Kutasi	30,000	*
JR Chase	6,657	*
Adam B. Remis	6,500	*
Steven S. Robson	308,723	3%
Trustees, Trustee Nominee and Executive Officers	7,430,631	76%

*	Less than one percent (1.0%).

(1)	Pursuant to the SEC’s rules, “beneficial ownership” includes Shares that may be acquired within 60 days following December 15, 2017. However, none of the individuals listed in the table had the right to acquire any Shares within the 60-day period.

(2)	All Shares are owned jointly by Mr. Wirth and his spouse and/or by Rare Earth Financial, LLC, except for 1,738,476 Shares that are voted separately by Mr. Wirth and 1,239,078 Shares that are voted separately by Mrs. Wirth. Mr. Wirth has pledged 1,466,153, and Mrs. Wirth has pledged 300,000 of these Shares as security. Mr. Wirth, his spouse and children own directly and indirectly all 3,407,938 issued and outstanding Class B limited partnership units in the Partnership, the conversion of which is restricted and permitted only at the discretion of our Board of Trustees. Mr. Wirth’s business address is 1730 E. Northern Avenue, Suite 122, Phoenix, Arizona 85020.

(3)	Includes 24,098 Shares held by minor children.

(4)

Effective immediately following the Annual Meeting, the size of the Board of Trustees will be reduced from seven to five members. As a result, Mss. Barnhill’s and Ketcherside’s respective terms as Trustees will end immediately following the Annual Meeting. Ms. Barnhill, the President and Chief Operating Officer of the Trust, will remain an executive officer of the Trust following the Annual Meeting.

The following table provides information about our equity compensation plans (other than qualified employee benefits plans and plans available to shareholders on a pro rata basis) as of January 31, 2017:

35

Equity Compensation Plan Information

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	0	$ N/A	8,560

Equity compensation plans not approved by security holders	None	None	None

(1) We have 1,000,000 options available for future grants under our 1997 Stock Incentive and Option Plan.

Selection of Independent Auditors

Our consolidated financial statements as of and for the fiscal years ended January 31, 2017 and 2016 were audited by Hall & Company Certified Public Accountants & Consultants, Inc. (“Hall CPAs”), formally known as HMCPA Accountancy Corporation. As described below, in February, 2016, HMCPA Accountancy Corporation merged with Hall and Company, Inc. to form Hall CPAs. HMPCA reviewed our interim financial statements in our Forms 10-Q for the fiscal quarters ended July 31, 2015 and October 31, 2015. Our former independent registered public accounting firm, Semple, Marchal and Cooper, LLP, reviewed our interim financial statements in our Form 10-Q for our first quarter of fiscal year 2016 ended April 30, 2015.

Former Independent Registered Public Accounting Firms

On August 31, 2015, the Trust notified Semple, Marchal & Cooper LLP that the Trust had selected another independent registered public accounting firm effective immediately. The Audit Committee and the Board of Trustees were unanimous in their decision. The Trust has authorized Semple, Marchal & Cooper LLP to respond fully to the inquiries of the successor accountant.

The reports of Semple, Marchal & Cooper LLP on the Trust’s financial statements for the fiscal years ended January 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2015 and 2014, and in the subsequent interim periods through August 31, 2015, there were no disagreements with Semple, Marchal & Cooper LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Semple, Marchal & Cooper LLP, would have caused Semple, Marchal & Cooper LLP to make reference to the matter in its report.

In connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2015 and 2014, and in the subsequent interim periods through October 15, 2015, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Securities Act (“Regulation S-K”).

The Trust provided Semple, Marchal & Cooper LLP with a copy of the foregoing disclosures included in the Trust’s Current Report on Form 8-K filed with the SEC on September 3, 2015 (the “Form 8-K”) and requested Semple, Marchal & Cooper LLP to furnish the Trust with a letter addressed to the SEC stating whether or not it agrees with those disclosures. A copy of the letter furnished pursuant to that request was filed as Exhibit 16.1 to the Form 8-K.

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Appointment and Reorganization of HMPCA Accountancy Corporation; Appointment of Hall

On August 31, 2015, the Trust appointed HMCPA Accountancy Corporation (“HMCPA”) as the Trust’s new independent registered public accounting firm. During the fiscal years ended January 31, 2015 and 2014, and during all subsequent interim periods through August 31, 2015, the Trust did not consult HMCPA regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Trust’s financial statements or any matter that was the subject of a “disagreement” with its former accountants or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.

In connection with the reorganization of HMCPA, its audit partners joined Hall and Company, Inc. in February, 2016 to form our current independent registered public accounting firm, Hall & Company Certified Public Accountants & Consultants, Inc. (“Hall”). HMCPA resigned as the independent auditor of the Trust, effective February 15, 2016. As a result of the foregoing, the Audit Committee of the Trust, on February 16, 2016, approved the resignation of HMCPA, effective on February 15, 2016, and the engagement of Hall as the Trust’s independent registered public accounting firm for the fiscal years ended January 31, 2016 and 2015 effective February 15, 2016.

The change in accountants did not result from any dissatisfaction with the quality of the professional services rendered by HMCPA. The Trust had not consulted with Hall for the fiscal years ended January 31, 2016 and 2015 and the interim period ended February 15, 2016 regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Trust’s consolidated financial statements, and neither written or oral advice was provided that would be an important factor considered by the Trust in reaching a decision as to accounting, auditing or financial reporting issues. There were no matters that were either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

In connection with the audit of the fiscal years ended January 31, 2016 and 2015 and through February 15, 2016, there were no disagreements with HMCPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. HMCPA has not issued any reports on the Trust’s consolidated financial statements. During the Trust’s two most recent completed fiscal years and interim period through February 15, 2016, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K with HMCPA.

The Trust provided HMCPA with a copy of the foregoing disclosures included in the Trust’s Current Report on Form 8-K and requested that HMCPA furnish the Trust with a letter addressed to the SEC stating whether HMCPA agrees with the disclosure contained in the Form 8-K, or, if not, stating the respects in which it does not agree. The Trust has received the requested letter from the HMCPA, and a copy of their letter has been filed as Exhibit 16.1 to the Form 8-K.

The following table presents aggregate fees for the fiscal years ended January 31, 2017, and 2016, for professional services rendered by Hall CPAs, HMCPA and Semple, Marchal & Cooper LLP:

	Hall CPAs 2017	Hall CPAS 2016	HMCPA 2016	Semple 2016
Audit Fees (1)	$77,122	$-	$33,080	$93,069
Tax Fees (2)	-	-	-	-
Other Fees	-	-	-	-
Total	$77,122	$-	$33,080	$93,069

(1)	“Audit Fees” represent fees for professional services provided in connection with the audit of our annual financial statements, review of financial statements included in our quarterly reports and related services normally provide in connection with statutory and regulatory filings and engagements.

(2)	No tax fees were incurred by Hall CPAs, HMCPA and Semple as the Trust self-prepares its own tax returns.

The Board of Trustees has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence. There were no fees billed by or paid to our independent registered public accounting firm during the years ended January 31, 2017 and 2016 for tax compliance, tax advice or tax planning services or for financial information systems design and implementation services.

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Policy on Pre-Approval of Audit and Permitted Non-Audit Services

The Audit Committee pre-approves all fees for services performed by our independent auditors, currently Hall & Trust, Inc. Unless a type of service our independent auditors provided received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Since May 6, 2003, the effective date of the SEC’s rules requiring Audit Committee pre-approval of audit and non-audit services performed by our independent auditors, all of the services provided by our independent auditors were approved in accordance with these policies and procedures.

Other Matters

The Trustees know of no matters to be presented for action at the Annual Meeting other than those described in this proxy statement. Should other matters properly come before the Annual Meeting, the Shares represented by proxies solicited hereby will be voted with respect thereto in accordance with the best judgment of the proxy holders.

Other Information

Shareholder Proposals

If a shareholder intends to present a proposal at the 2018 Annual Meeting of Shareholders, it must be received by us for consideration for inclusion in our proxy statement and form of proxy relating to that meeting on or before August 22, 2018, unless the date of the next year’s annual meeting changes by more than 30 days from the date of this year’s meeting, in which case the deadline for submission of shareholder proposals will be a reasonable time before we begin to print and send proxy materials. A shareholder who wishes to present a proposal at the 2018 Annual Meeting of Shareholders, but does not wish to have that proposal included in our proxy statement and form of proxy relating to that meeting, must notify us of the proposal before November 5, 2018, unless the date of the next year’s annual meeting changes by more than 30 days from the date of this year’s meeting, in which case we must receive a notice of the proposal a reasonable time before we send proxy materials. Shareholders should submit their proposals to InnSuites Hospitality Trust, 1730 E. Northern Avenue, Suite 122, Phoenix, Arizona 85020, Attention: Secretary. If notice of the proposal is not received by us by the date specified herein, then the proposal will be deemed untimely and we will have the right to exercise discretionary voting authority and vote proxies returned to us with respect to that proposal.

By order of the Board of Trustees

/s/ MARC E. BERG
December 15, 2017	Secretary

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Appendix A

InnSuites Hospitality Trust
2017 EQUITY INCENTIVE PLAN

1. Establishment, Purpose, Duration.

(a) Establishment. InnSuites Hospitality Trust (the “Company”), hereby establishes an equity compensation plan to be known as the InnSuites Hospitality Trust 2017 Equity Incentive Plan (the “Plan”). The Plan is effective as of June 19, 2017 (the “Effective Date”), subject to the approval of the Plan by the shareholders of the Company. Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan.

(b) Purpose. The purpose of the Plan is to attract and retain Trustees, Consultants, officers and other key Employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

(c) Duration. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2. Definitions. As used in the Plan, the following definitions shall apply.

“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Other Share-Based Awards, or Cash-Based Awards granted pursuant to the terms and conditions of the Plan.

“Award Agreement” means either: (a) an agreement, either in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, either in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

“Board” means the Board of Trustees of the Company.

“Cash-Based Award” means a cash Award granted pursuant to Section 11 of the Plan.

“Change in Control” means the occurrence of one of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of beneficial interest in the Company (the “Outstanding Common Shares”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of trustees (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its affiliates or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this definition; or

A-1

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Trustee subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Trustees then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Shares and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more of its affiliated companies) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Shares and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code, and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

“Company” has the meaning given such term in Section 1(a) and any successor thereto.

“Consultant” means an independent contractor that (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Trustee and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

A-2

“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

“Effective Date” has the meaning given such term in Section 1(a).

“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable the NYSE MKT, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

“Incentive Stock Option” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

“Performance Objectives” means the performance objective or objectives established by the Committee pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 13(b). The Performance Objectives may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors.

“Plan” has the meaning given such term in Section 1(a).

A-3

“Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

“Restricted Share Units” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Share” means a share of beneficial interest of the Company, without par value, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 15.

“Stock Appreciation Right” means a right granted pursuant to Section 7.

“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

“Ten Percent Shareholder” means any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

“Trustee” means any individual who is a member of the Board who is not an Employee.

3. Shares Available Under the Plan.

(a) Shares Available for Awards. The maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be 1,600,000, all of which may be granted with respect to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.

(b) Share Counting. The following Shares shall not count against the Share limit in Section 3(a): (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; and (iii) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Trustees, or Consultants as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its affiliates (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury Regulations relating to Incentive Stock Options under the Code.

(c) Prohibition of Share Recycling. The following Shares subject to an Award shall not again be available for grant as described above, regardless of whether those Shares are actually issued or delivered to the Participant: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

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(d) Per Participant Limits for Performance-Based Exception. Subject to adjustment as provided in Section 15 of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception: (i) the maximum aggregate number of Shares that may be subject to Stock Options or Stock Appreciation Rights granted in any calendar year to any one Participant shall be 1,200,000 Shares; (ii) the maximum aggregate number of Restricted Shares and Shares issuable or deliverable under Restricted Share Units and Other Share-Based Awards granted in any calendar year to any one Participant shall be 1,200,000 Shares; (iii) the maximum aggregate compensation that can be paid pursuant to Cash-Based Awards or Other Share-Based Awards granted in any calendar year to any one Participant shall be $3,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount; and (iv) the maximum dividend equivalents that may be paid in any calendar year to any one Participant shall be $300,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

(e) Per Trustee Limits. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (determined as of the applicable Date(s) of Grant in accordance with applicable financial accounting rules) of all Awards granted under the Plan to any single Trustee during any single calendar year shall not exceed $100,000.

4. Administration of the Plan.

(a) In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Trustees or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

(b) Determinations. The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Trustees, or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Trustees, or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, shareholders, Employees, Trustees, Consultants, Participants and their estates and beneficiaries.

(c) Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control. Without limiting the foregoing, the Board specifically reserves the exclusive authority to approve and administer all Awards granted to Trustees under the Plan.

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5. Eligibility and Participation. Each Employee, Trustee, and Consultant is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Trustees, and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.

6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. No dividend equivalents may be granted with respect to the Shares underlying a Stock Option.

(b) Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option be less than 100% of the Fair Market Value of a Share on the Date of Grant.

(c) Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

(d) Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

(e) Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

(f) Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i) Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

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(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Shareholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. No dividend equivalents may be granted with respect to the Shares underlying a Stock Appreciation Right.

(b) Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than 100% of the Fair Market Value of a Share on the Date of Grant.

(c) Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

(d) Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

(e) Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

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(a) Award Agreement. Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

(c) Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

(d) Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period. The Award Agreement may require that receipt of any dividends or other distributions with respect to the Restricted Shares shall be subject to the same terms and conditions as the Restricted Shares with respect to which they are paid. Notwithstanding the preceding sentence, dividends or other distributions with respect to Restricted Shares that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividends or other distributions shall not be paid if the Performance Objectives are not satisfied.

9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

(c) Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

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(d) Dividend Equivalents. Restricted Share Units may provide the Participant with dividend equivalents, on either a current or deferred or contingent basis, and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided that dividend equivalents with respect to Restricted Share Units that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividend equivalents shall not be paid if the Performance Objectives are not satisfied.

10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

(a) Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

(c) Dividend Equivalents. Other Share-Based Awards may provide the Participant with dividend equivalents, on either a current or deferred or contingent basis, and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided that dividend equivalents with respect to Other Share-Based Awards that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividend equivalents shall not be paid if the Performance Objectives are not satisfied.

11. Cash-Based Awards. Subject to the terms and conditions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions as shall be determined by the Committee in its sole discretion. Each Cash-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and the other terms and conditions, as applicable, of such Award which may include, without limitation, restrictions based on the achievement of specific Performance Objectives.

12. Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 12): (a) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (b) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

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13. Compliance with Section 162(m).

(a) In General. Notwithstanding anything in the Plan to the contrary, Awards may be granted in a manner that is intended to qualify for the Performance-Based Exception. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Restricted Shares, Restricted Share Units, Other Share-Based Awards and Cash-Based Awards intended to qualify for the Performance-Based Exception shall be conditioned on the attainment of one or more Performance Objectives during a performance period established by the Committee and must satisfy the requirements of this Section 13.

(b) Performance Objectives. If an Award is intended to qualify for the Performance-Based Exception, then the Performance Objectives shall be based on specified levels of or growth in one or more of the following criteria, which may be applied with respect to the Company, any Subsidiary or any business unit, or, if applicable, any Participant, and which may be measured on an absolute or relative to a peer-group or other market measure basis: profit before income tax; gross profit, operating profit, return on net assets, return on capital employed, economic value added, sales, earnings per share, income before income taxes, net income, return on equity, total shareholder return, market valuation, cash flow and completion of acquisitions. In the case of Awards that are not intended to qualify for the Performance-Based Exception, the Committee shall designate performance criteria from among the foregoing or such other business criteria as it shall determine it its sole discretion.

(c) Establishment of Performance Goals. With respect to Awards intended to qualify for the Performance-Based Exception, the Committee shall establish: (i) the applicable Performance Objectives and performance period, and (ii) the formula for computing the payout. Such terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of: (x) ninety days after the beginning of the applicable performance period; or (y) the expiration of 25% of the applicable performance period.

(d) Certification of Performance. With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Objectives and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award. Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.

(e) Negative Discretion. With respect to any Award intended to qualify for the Performance-Based Exception, after the date that the Performance Objectives are required to be established in writing pursuant to Section 13(c), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives. However, the Committee may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

14. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

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15. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 15 that would (a) cause any Stock Option intended to qualify as an Incentive Stock Option to fail to so qualify, (b) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code, or (c) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

16. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

17. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the minimum amount required to be withheld or paid, or such other amount that will not result in a negative accounting impact to the Company. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

18. Foreign Employees. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have employees.

19. Change in Control. In the event of a Change in Control, the Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the acceleration of the vesting, settlement and/or exercisability of an Award; (b) the payment of a cash amount in exchange for the cancellation of an Award; (c) the cancellation of Stock Options and/or Stock Appreciation Rights without payment therefor if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards; and/or (d) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any affected Awards.

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20. Amendment, Modification and Termination.

(a) In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires shareholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

(b) Adjustments to Outstanding Awards. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be made at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 20(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code.

(c) Prohibition on Repricing. Except for adjustments made pursuant to Sections 15 or 19, the Board or the Committee will not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the shareholders of the Company, except as provided in Sections 15 or 19. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the shareholders of the Company. This Section 20(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without shareholder approval and will not be construed to prohibit the adjustments provided for in Sections 15 or 19.

(d) Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 15, 19, 20(b) and 22(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an Incentive Stock Option held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

21. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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22. Miscellaneous.

(a) Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

(b) No Right of Continued Employment. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee, Trustee, or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

(c) Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(d) Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(e) Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

(f) Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

[END OF DOCUMENT]

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